UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Advanced Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

655 Broad Street

Newark, New Jersey 07102

April 1, 2021

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the following portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of Advanced Series Trust (the “Trust” or “AST”):

•                  AST Balanced Asset Allocation Portfolio

•                  AST Capital Growth Asset Allocation Portfolio

•                  AST Preservation Asset Allocation Portfolio

The Meetings are scheduled to be held on May 11, 2021, at the times indicated below:

Portfolio	Meeting Time
AST Balanced Asset Allocation Portfolio	11:00 a.m. Eastern time
AST Capital Growth Asset Allocation Portfolio	11:15 a.m. Eastern time
AST Preservation Asset Allocation Portfolio	11:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/ASTPortfolio/broadridgevsm/.

At each Meeting, shareholders will be asked to:

1. Approve an amended investment management agreement for each Portfolio in connection with the implementation of a new principal investment strategy for the relevant Portfolio;

2. Approve a Shareholder Services and Distribution Plan for each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended; and

3. Transact such other business as may properly come before the Meeting and any adjournments thereof.

We believe that the proposals are in the best interests of each Portfolio and its shareholders for several reasons:

•      The Potential for Improved Performance: The proposed changes will permit the Portfolio subadvisers, each of which has strong performance records, to directly invest the Portfolios’ assets in securities that are expected to improve each Portfolio’s performance.

•      Increased Liquidity: The proposed changes will result in an increase in each Portfolio’s overlay sleeve during normal market conditions in an attempt to improve liquidity.

•      Reduced Expenses: The proposed changes are expected to decrease each Portfolio’s net operating expense ratio. While the proposals will result in an increase in the management fee paid by the Portfolios, the increase in management fee will be offset by the decrease in acquired fund fees and expenses that the Portfolios currently pay as a result of their fund-of-funds structure.

Additional detail regarding each of the proposals you are being asked to approve is set forth below:

Proposal 1. Under proposal 1, the investment management agreement would be amended to reflect the change to each Portfolio’s principal investment strategy to move from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers. As a result of each Portfolio’s new principal investment strategy, the oversight and other responsibilities of PGIM Investments LLC and AST Investment Services, Inc. (together, the “Manager”) will increase due to direct oversight over the subadvisers and principal investment strategies, increasing the cost to the Manager to manage the Portfolios. The Manager will have additional responsibilities and duties in the areas of investment oversight, compliance, legal and fund administration. Those responsibilities include oversight of subadviser performance and compliance, oversight and implementation of complex investments, legal documentation for derivatives, and additional accounting and valuation work responsibilities. The addition of subadvisers and the change from the fund-of-funds structure will also result in an increase in subadvisory fees that the Manager will have to pay to the subadvisers to manage the Portfolios. Under the current structure, Portfolio shareholders pay fees for those services indirectly through the Portfolio’s investment in underlying AST portfolios.

As detailed above, the changes to each Portfolio’s principal investment strategy and the related proposed amendment to the Management Agreement are intended to increase the potential for improved performance, increased liquidity and reduced net operating expenses for each Portfolio. Although the Manager proposes an increase in the management fee for each Portfolio, the net operating expense ratios for each Portfolio are expected to decrease. This decrease is primarily because the Portfolios will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying portfolio. Information on the proposed principal investment strategy including the proposed investment management fee, contractual fee waiver, and overall expenses (both current and proposed) is included in the accompanying Q&A and proxy statement.

Proposal 2. The Portfolios do not pay a 12b-1 fee directly. Instead, they indirectly pay 12b-1 fees through the acquired fund fees and expenses of their investments in underlying AST portfolios. Under this current structure, the Portfolios receive the same distribution and other services as the other AST portfolios, but do not pay 12b-1 fees directly to avoid fee duplication. Because of the change to each Portfolio’s principal investment strategy to move from a fund-of-funds structure, the Portfolios would no longer pay 12b-1 fees indirectly. Under proposal 2, each Portfolio would adopt a shareholder services and distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, to continue to benefit from the distribution and other services that they currently receive. While approval of Proposal 2 will result in 12b-1 fees paid by each Portfolio, the proposal is necessary in order to implement the changes to each Portfolio’s principal investment strategy, which is intended to increase the potential for improved performance, increased liquidity and reduced net operating expenses for each Portfolio. Information on the proposed adoption of the shareholder services and distribution plan under Rule 12b-1 is included in the accompanying Q&A and proxy statement.

The proposals for each Portfolio and the implementation of the new principal investment strategy are contingent on each Portfolio’s shareholders approving both proposal 1 and proposal 2. The proposals for one Portfolio are not contingent on the proposals for another Portfolio. If either of proposals is not approved by a Portfolio’s shareholders, the investment strategy and other changes will not be implemented for that Portfolio and the shareholders of that Portfolio will not receive the expected benefits from the changes.

As an owner of a variable annuity contract or variable life insurance policy with an interest in the applicable Portfolio as of the close of business on February 12, 2021, you are entitled to instruct the insurance company that issued your contract or policy how to vote the applicable Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meetings describe the matters to be considered at the Meetings.

The Board of Trustees of the Trust has approved the proposals and recommends that you vote “FOR” the proposals. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

You are cordially invited to participate in the relevant Meeting(s). Since it is important that your vote be represented whether or not you are able to participate, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience, or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the relevant Meeting(s). Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the relevant Meeting(s). Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy S. Cronin

President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•                  AST Balanced Asset Allocation Portfolio

•                  AST Capital Growth Asset Allocation Portfolio

•                  AST Preservation Asset Allocation Portfolio

Each portfolio listed above (each, a “Portfolio” and collectively, the “Portfolios”) is a series of the Advanced Series Trust (“AST” or the “Trust”). Each Portfolio is seeking shareholder consideration and approval of important proposals.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote to approve:

1. An amended investment management agreement for each Portfolio in connection with the implementation of a new principal investment strategy for the relevant Portfolio; and

2. A shareholder services and distribution plan for each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

Q3. WHAT IS THE NEW PRINCIPAL INVESTMENT STRATEGY THAT WOULD BE IMPLEMENTED IF THE PROPOSALS ARE APPROVED?

A. Currently, each Portfolio operates as a fund-of-funds by investing approximately 90% of its assets in other underlying funds (primarily composed of other AST portfolios) and up to 10% of its assets in other investments, primarily futures, options and exchange traded funds in an overlay sleeve managed by the Portfolios’ current subadviser, QMA LLC (“QMA”). If approved, as part of the new principal investment strategy, each Portfolio will no longer invest substantially all of its assets in underlying AST portfolios. Instead, each Portfolio will primarily invest in direct investments through multiple sleeves managed by new subadvisers.

Q4. WHY ARE THE PROPOSALS IN THE BEST INTEREST OF SHAREHOLDERS?

A. The Board of Trustees of the Trust determined that the proposals are in the best interests of each Portfolio and its shareholders for several reasons.

•                  Seeking improved performance - The move from a fund-of-funds structure would allow affiliated and unaffiliated subadvisers with strong performance records to directly invest the Portfolios’ assets, using a core/satellite approach. The Portfolio’s managers, PGIM Investments LLC and AST Investment Services, Inc. (together, the “Manager”), believe, and the Board concurred, that the direct investment approach would enhance each Portfolio’s opportunities for strong performance going forward.

•                  Increased liquidity - The Manager believes that the move to a structure using primarily direct investments through multiple sleeves managed by subadvisers and an increased allocation to each Portfolio’s overlay sleeve during normal market conditions permits greater flexibility to efficiently manage asset allocation and provide improved liquidity in times of market stress. The Manager believes these changes will potentially benefit each Portfolio through a full market cycle.

•                  Reduced expenses - Each Portfolio’s net operating expense ratios are expected to decrease. This decrease is primarily because the Portfolios will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying fund.

Q5. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. The net operating expense ratios for each Portfolio are expected to decrease because the Portfolios will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying fund. Notwithstanding the decrease in net operating expense ratios for each Portfolio, under the proposals, the investment management fee paid directly by the Portfolio will increase.

Q6. WHAT IS A “SHAREHOLDER SERVICES AND DISTRIBUTION PLAN?”

A. The federal securities laws permit a mutual fund to use fund assets to pay for distribution-related services only in accordance with a written plan which must satisfy various requirements, and which must be approved by the fund’s Board and shareholders. The shareholder services and distribution plan, commonly referred to as a “12b-1 plan,” establishes the terms, conditions and limitations pursuant to which fund assets may be used to pay for distribution-related services. The fee paid by the fund pursuant to this plan is commonly referred to as a “12b-1 fee.” It is expected that the net operating expense ratios for each Portfolio will decrease.

Q7. IF THE PROPOSALS ARE APPROVED, WHEN WILL THE PROPOSED CHANGES GO INTO EFFECT?

A. If approved, the proposed changes are currently expected to go into effect on or about July 26, 2021.

Q8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the proposals, regardless of whether approved by shareholders, including (without limitation) costs incurred in connection with the printing and mailing of this proxy statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Portfolios. These costs are expected to be approximately $503,200.

Transaction costs, including spreads and brokerage commissions, will be paid by each Portfolio.

Q9. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a “Meeting and collectively, the “Meetings”) are scheduled to take place on May 11, 2021, at the times indicated below:

Portfolio	Meeting Time
AST Balanced Asset Allocation Portfolio	11:00 a.m. Eastern time
AST Capital Growth Asset Allocation Portfolio	11:15 a.m. Eastern time
AST Preservation Asset Allocation Portfolio	11:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving coronavirus (“COVID-19”) situation. As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/ASTPortfolio/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•        Registering to attend the Meeting via remote communication at https://www.viewproxy.com/pru/ASTPortfolio/broadridgevsm/.

•        Please visit the website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•        Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•        Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•        Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the proxy statement for additional information.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2021

To the Shareholders of the AST Balanced Asset Allocation Portfolio, AST Capital Growth Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a “Meeting” and collectively, the “Meetings”) of the portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Advanced Series Trust (the “Trust” or “AST”), will be held on May 11, 2021 at the times indicated below.

Portfolio	Referred to Herein As	Meeting Time
AST Balanced Asset Allocation Portfolio	Balanced Portfolio	11:00 a.m. Eastern time
AST Capital Growth Asset Allocation Portfolio	Capital Growth Portfolio	11:15 a.m. Eastern time
AST Preservation Asset Allocation Portfolio	Preservation Portfolio	11:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (“COVID-19”) situation. As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/ASTPortfolio/broadridgevsm/.

The purpose of the Meetings is to consider and act upon:

1. Approving an amended investment management agreement for each Portfolio in connection with the implementation of a new principal investment strategy for the relevant Portfolio; and

2. Approving a Shareholder Services and Distribution Plan (the “Plan”) for each Portfolio pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

We believe that the proposals are in the best interests of each Portfolio and its shareholders for several reasons:

•      The Potential for Improved Performance: The proposed changes will permit the Portfolio subadvisers, each of which has strong performance records, to directly invest the Portfolios’ assets in securities that are expected to improve each Portfolio’s performance.

•      Increased Liquidity: The proposed changes will result in an increase in each Portfolio’s overlay sleeve during normal market conditions in an attempt to improve liquidity.

•      Reduced Expenses: The proposed changes are expected to decrease each Portfolio’s net operating expense ratio. While the proposals will result in an increase in the management fee paid by the Portfolios, the increase in management fee will be offset by the decrease in acquired fund fees and expenses that the Portfolios currently pay as a result of their fund-of-funds structure.

The amended investment management agreement (the “Management Agreement”) would increase the fee paid directly by each Portfolio to PGIM Investments LLC and AST Investment Services, Inc. (collectively the “Manager”) to enable the following changes:

•                  Changing each Portfolio’s principal investment strategy to move from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers; and

•                  Adding affiliated and non-affiliated subadvisers to each Portfolio to manage sleeves of the Portfolios.

While the Manager proposes to increase the management fee for each Portfolio, the net operating expense ratio for each Portfolio is expected to decrease.  While the proposals will result in an increase in the management fee paid by the Portfolios, the increase in management fee will be offset by the decrease in acquired fund fees and expenses that the Portfolios currently pay as a result of their fund-of-funds structure.

Your Board unanimously recommends that you vote in favor of the proposals.

Please note that owners of variable annuity contracts or variable life insurance policies who have allocated account value to separate accounts investing in the Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the proxy statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the relevant Meeting(s) and any adjournments or postponements thereof has been fixed as the close of business on February 12, 2021. If you had an interest in a Portfolio as of the record date, you are entitled to give voting instructions. If you participate in the relevant Meeting(s), you may give your voting instructions via remote communication.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to participate in the Meeting, you are requested to promptly complete, date, sign, and return the enclosed voting instruction card in the enclosed postage-paid envelope. Alternatively, you may vote by telephone or over the Internet as described in the enclosed proxy statement. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

By order of the Board of Trustees.

Andrew French, Secretary of Advanced Series Trust

Dated: April 1, 2021

ADVANCED SERIES TRUST

AST BALANCED ASSET ALLOCATION PORTFOLIO
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
AST PRESERVATION ASSET ALLOCATION PORTFOLIO

VOTING INFORMATION

FOR THE SPECIAL MEETINGS OF SHAREHOLDERS

OF ADVANCED SERIES TRUST

TO BE HELD ON MAY 11, 2021

Dated: April 1, 2021

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to owners of variable annuity contracts and variable life insurance policies (the “Contracts”) who, as of February 12, 2021 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, or AST Preservation Asset Allocation Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of Advanced Series Trust (“AST” or the “Trust”).

Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance and Annuity Company

Prudential Insurance Company of America

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposals that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed proxy statement, which you should retain for future reference, sets forth concisely information about the proposals that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Prudential Annuities Life Assurance Corporation, Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, Prudential Retirement Insurance and Annuity Company and Prudential Insurance Company of America.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about April 1, 2021, and will be available on the Portfolios’ website at www.prudential.com/variableinsuranceportfolios on or about April 1, 2021.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meetings.

If a voting instruction card is not marked to indicate voting instructions for the proposals but is signed, dated and timely returned, it will be treated as an instruction to vote the Shares in favor of the proposals.

The number of Shares held in the sub-account of a Separate Account corresponding to the relevant Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the relevant Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meetings, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or submitting your voting instructions at the Meetings.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the relevant Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of each proposal. Shares in each sub-account of a Separate Account that is invested in the Portfolios for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of each proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether each proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified proposals, to be acted on at the Meetings. If any other matters come before the Meetings, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of PGIM Investments and AST Investment Services, Inc., the Portfolios’ investment manager, or their affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or over the Internet.

It is expected that the presence at the Meetings of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a proposal is not obtained at the Meetings, the officers of the Trust may propose one or more adjournments of the Meetings in accordance with applicable law and the Trust’s governing documents to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meetings. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meetings. You may also participate at the Meetings via remote communication and submit your voting instructions.

ADVANCED SERIES TRUST

AST Balanced Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

655 Broad Street

Newark, New Jersey 07102

COMBINED PROXY STATEMENT DATED APRIL 1, 2021 FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 11, 2021

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meetings of Shareholders of the AST Balanced Asset Allocation Portfolio, AST Capital Growth Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio, each a series of the Trust (the “Meeting”) to be held on May 11, 2021 at the times indicated below.

Portfolio	Referred to Herein As	Meeting Time
AST Balanced Asset Allocation Portfolio	Balanced Portfolio	11:00 a.m. Eastern time
AST Capital Growth Asset Allocation Portfolio	Capital Growth Portfolio	11:15 a.m. Eastern time
AST Preservation Asset Allocation Portfolio	Preservation Portfolio	11:30 a.m. Eastern time

Generally, we hold special meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (“COVID-19”) situation. As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://www.viewproxy.com/pru/ASTPortfolio/broadridgevsm/.

This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies (the “Contracts”) issued by Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, Prudential Annuities Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company, Prudential Insurance Company of America, Allstate Life Insurance Company and Allstate Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 12, 2021 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in shares of the Balanced Portfolio, Capital Growth Portfolio and the Preservation Portfolio (each a “Portfolio” and collectively, the “Portfolios”).

Owners of the Contracts are being provided the opportunity to instruct the applicable Insurance Company to approve the proposal contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meetings. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of Shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s shares of beneficial interest are referred to herein as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust’s Board of Trustees may be referred to herein as the “Board,” and its members may be referred to herein as “Trustees.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meetings to be Held on May 11, 2021.

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposals that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.prudential.com/variableinsuranceportfolios on or about April 1, 2021. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about April 1, 2021. It is expected that one or more representatives of each Insurance Company will participate in the Meetings via remote communication or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

PGIM Investments LLC (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS” and, with PGIM Investments, the “Manager”) are the investment managers of each Portfolio. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of the Manager and the Insurance

Companies, is the principal underwriter of each Portfolio’s Shares. The mailing address for PGIM Investments’ and the Trust’s principal offices is 655 Broad Street, Newark, New Jersey 07102. The mailing address for ASTIS’ and PAD’s principal offices is One Corporate Drive, Shelton, Connecticut 06484.

Contract owners who have allocated account values to the Portfolios as of the close of business on the Record Date are entitled to give voting instructions at the Meetings. Additional information regarding outstanding Shares, submitting your voting instruction cards and participating in the Meetings is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL 1

TO APPROVE AN AMENDED INVESTMENT MANAGEMENT AGREEMENT

Under proposal 1, the Portfolio shareholders are being asked to approve an amended Management Agreement for each Portfolio in connection with the implementation of a new principal investment strategy for the relevant Portfolio. The Board, including all of the Independent Trustees, have approved the amended Management Agreement and recommend that you approve the amended Management Agreement.

Board Approval and Recommendation

At meeting of the Board held on January 26-27, 2021, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”), unanimously approved the amended Management Agreement for each Portfolio and recommended that each Portfolio’s shareholders approve the amended Management Agreement.

Background: Existing Management Agreement & Subadvisory Arrangements

The Manager serves as the manager of the Portfolios under the existing Management Agreement. Pursuant to the agreement, the Manager provides investment advisory and related management and administrative services to each Portfolio. The existing Management Agreement was most recently approved by shareholders of each Portfolio at a special meeting of the initial Portfolio shareholders that was held on May 1, 2003. The existing Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 15-16, 2020.

Pursuant to the Management Agreement, the Manager, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Portfolios and the composition of their investment holdings, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolios. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Manager continues to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolios and any subadvisers. In this capacity, the Manager reviews the performance of the Portfolios and any subadvisers and makes recommendations to the Board with respect to the retention or addition of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Strategic Investment Research Group (SIRG), a unit of PGIM Investments, regularly evaluates and supervises the Portfolios and any subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that comprises a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolios and the subadvisers. The Manager utilizes this data in directly supervising the Portfolios and any subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

The Trust has obtained an exemption from the Securities and Exchange Commission (“SEC”) that generally permits the Manager, with Board approval, to enter into or amend agreements with subadvisers without obtaining shareholder approval. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Manager and the Trustees.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by, the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render investment management services to other pooled investment vehicles.

The primary administrative services furnished by the Manager are more specifically detailed below:

•                  furnishing of office facilities;

•                  paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolios;

•                  monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;

•                  providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;

•                  monitoring, together with any subadvisers, each Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•                  preparing and filing all required federal, state and local tax returns for the Trust and the Portfolios;

•                  preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•                  preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•                  preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•                  preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and

•                  organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•                  the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or any subadvisers;

•                  all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;

•                  the fees, costs and expenses payable to any subadvisers pursuant to subadvisory agreements; and

•                  with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and any subadvisers.

The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Set forth below is information about the management fees paid directly by each Portfolio to the Manager under the existing Management Agreement, management fees paid indirectly through investments in underlying AST portfolios, subadvisory fees paid by the Manager directly to QMA and to subadvisers for the underlying AST portfolios:

AST Balanced Asset Allocation Portfolio

Under the existing Management Agreement, the Balanced Portfolio’s contractual investment management fee is 0.15% of the Balanced Portfolio’s average daily net assets. Since the Balanced Portfolio operates as a “fund-of-funds,” the Balanced Portfolio also indirectly pays investment management fees on its investments in each underlying AST portfolio. Based on the Balanced Portfolio’s net assets and holdings as of November 30, 2020, the annualized effective investment management fee rate paid directly and indirectly by the Balanced Portfolio was approximately 0.67%, which comprises: (i) the net effective investment management fee paid directly to the Manager by the Balanced Portfolio (0.15%), plus (ii) the weighted average of the investment management fees paid to the Manager by the underlying AST portfolios (0.52%).

The Manager, in turn, pays QMA a contractual subadvisory fee for the Balanced Portfolio at the rate 0.04% of average daily net assets of the Balanced Portfolio for asset allocation services, and 0.15% of average daily net assets of the overlay sleeve for management of the overlay sleeve. In addition to directly paying a subadvisory fee to QMA, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio in which the Balanced Portfolio invests. Based on the Balanced Portfolio’s investments in the underlying AST portfolios and net assets as of November 30, 2020, the estimated effective subadvisory fee rate for the Balanced Portfolio was approximately 0.24%, which comprises: (i) the effective subadvisory fee paid by the Manager directly to QMA (0.05%), plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios (0.19%).

The annualized investment management fee, net of waiver, paid by the Balanced Portfolio to the Manager based on the Balanced Portfolio’s net assets as of November 30, 2020 was approximately $16,310,779. The Manager, in turn, paid approximately $5,976,747 to QMA for providing subadvisory services during that period. Because the Manager pays subadvisory fees out of the investment management fees it receives from the Balanced Portfolio, the annualized net investment management fee retained by the Manager based on the Balanced Portfolio’s net assets as of November 30, 2020 was approximately $10,334,032. The estimated annualized investment management fees paid to the Manager by the underlying AST portfolios based on the Balanced Portfolio’s net assets and holdings as November 30, 2020 was approximately $57,130,666. The Manager, in turn, paid a portion of these investment management fees received from the underlying AST portfolios to the subadvisers of each underlying AST portfolio. The estimated annualized subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios based on the Balanced Portfolio’s net assets and holdings as of November 30, 2020 was approximately $21,050,453. The estimated annualized net investment management fee retained by the Manager for the underlying AST portfolios based on the Balanced Portfolio’s net assets and holdings as of November 30, 2020 was approximately $36,080,213.

AST Capital Growth Asset Allocation Portfolio

Under the existing Management Agreement, the Capital Growth Portfolio’s contractual investment management fee is 0.15% of the Capital Growth Portfolio’s average daily net assets. Since the Capital Growth Portfolio operates as a “fund-of-funds,” the Capital Growth Portfolio also indirectly pays investment management fees on its investments in each underlying AST portfolio. Based on the Capital Growth Portfolio’s net assets and holdings as of November 30, 2020, the annualized effective investment management fee rate paid directly and indirectly by the Capital Growth Portfolio was approximately 0.68%, which comprises: (i) the net effective investment management fee paid directly to the Manager by the Capital Growth Portfolio (0.15%), plus (ii) the weighted average of the investment management fees paid to the Manager by the underlying AST portfolios (0.53%).

The Manager, in turn, pays QMA a contractual subadvisory fee for the Capital Growth Portfolio at the rate 0.04% of average daily net assets of the Capital Growth Portfolio for asset allocation services, and 0.15% of average daily net assets of the overlay sleeve for management of the overlay sleeve. In addition to directly paying a subadvisory fee to QMA, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio in which the Capital Growth Portfolio invests. Based on the Capital Growth Portfolio’s investments in the underlying AST portfolios and net assets as of November 30, 2020, the estimated effective subadvisory fee rate for the Capital Growth Portfolio was approximately 0.26%, which comprises: (i) the effective subadvisory fee paid by the Manager directly to QMA (0.06%), plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios (0.20%).

The annualized investment management fee, net of waiver, paid by the Capital Growth Portfolio to the Manager based on the Capital Growth Portfolio’s net assets as of November 30, 2020 was approximately $21,124,192. The Manager, in turn, paid approximately $8,010,990 to QMA for providing subadvisory services during that period. Because the Manager pays subadvisory fees out of the investment management fees it receives from the Capital Growth Portfolio, the annualized net investment management fee retained by the Manager based on the Capital Growth Portfolio’s net assets as of November 30, 2021 was approximately $13,113,202. The estimated annualized investment management fees paid to the Manager by the underlying AST portfolios based on the Capital Growth Portfolio’s net assets and holdings as of November 30, 2020 was approximately $75,101,249. The Manager, in turn, paid a portion of these investment management fees received from the underlying AST portfolios to the subadvisers of each underlying AST portfolio. The estimated annualized subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios based on the Capital Growth Portfolio’s net assets and holdings as of November 30, 2020 was approximately $28,614,743. The estimated annualized net investment management fee retained by the Manager for the underlying AST portfolios based on the Capital Growth Portfolio’s net assets and holdings as of November 30, 2020 was approximately $46,486,506.

AST Preservation Asset Allocation Portfolio

Under the existing Management Agreement, the Preservation Portfolio’s contractual investment management fee is 0.15% of the Preservation Portfolio’s average daily net assets. Since the Preservation Portfolio operates as a “fund-of-funds,” the Preservation Portfolio also indirectly pays investment management fees on its investments in each underlying AST portfolio. Based on the Preservation Portfolio’s net assets and holdings as of November 30, 2020, the annualized effective investment management fee rate paid directly and indirectly by the Preservation Portfolio was approximately 0.65%, which comprises: (i) the net effective investment management fee paid directly to the Manager by the Preservation Portfolio (0.15%), plus (ii) the weighted average of the investment management fees paid to the Manager by the underlying AST portfolios (0.50%).

The Manager, in turn, pays QMA a contractual subadvisory fee for the Preservation Portfolio at the rate 0.04% of average daily net assets of the Preservation Portfolio for asset allocation services, and 0.15% of average daily net assets of the overlay sleeve for management of the overlay sleeve. In addition to directly paying a subadvisory fee to QMA, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio in which the Preservation Portfolio invests. Based on the Preservation Portfolio’s investments in the underlying AST portfolios and net assets as of November 30, 2020, the estimated effective subadvisory fee rate for the Preservation Portfolio was approximately 0.22%, which comprises: (i) the effective subadvisory fee paid by the Manager directly to QMA (0.05%), plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios (0.17%).

The annualized investment management fee, net of waiver, paid by the Preservation Portfolio to the Manager based on the Preservation Portfolio’s net assets as of November 30, 2020 was approximately $9,543,491. The Manager, in turn, paid approximately $3,329,795 to QMA for providing subadvisory services during that period. Because the Manager pays subadvisory fees out of the investment management fees it receives from the Preservation Portfolio, the annualized net investment management fee retained by the Manager based on the Preservation

Portfolio’s net assets as of November 30, 2020 was approximately $6,213,696. The estimated annualized investment management fees paid to the Manager by the underlying AST portfolios based on the Preservation Portfolio’s net assets and holdings as of November 30, 2020 was approximately $32,282,299. The Manager, in turn, paid a portion of these investment management fees received from the underlying AST portfolios to the subadvisers of each underlying AST portfolio. The estimated annualized subadvisory fees paid by the Manager to the subadvisers of the underlying AST portfolios based on the Preservation Portfolio’s net assets and holdings as of November 30, 2020 was approximately $11,159,313. The estimated annualized net investment management fee retained by the Manager for the underlying AST portfolios based on the Preservation Portfolio’s net assets and holdings as of November 30, 2020 was approximately $22,122,986.

Proposed Amendment to Management Fee Schedule

If shareholders approve the proposal, the fee schedule for the Management Agreement will be revised to provide that each Portfolio will pay the Manager an investment management fee at the following annual rates:

Portfolio	Fee Rate*
AST Balanced Asset Allocation Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets.

AST Capital Growth Asset Allocation Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

AST Preservation Asset Allocation Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets.

* The Manager will aggregate assets with the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio for the purpose of calculating the management fee for each Portfolio.

The Management Agreement is attached to this Proxy Statement as Exhibit A.

With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Manager on a monthly basis. To the extent that the Manager invests Portfolio assets in other AST portfolios, the Manager will waive its investment management fee and any 12b-1 fees to ensure no duplicative fees.

The Manager has also agreed to new contractual management fee waivers that will be guaranteed through at least June 30, 2022 and expense caps that will be guaranteed through at least June 30, 2023. The fee waivers and expense caps are contingent upon shareholder approval of the proposal.

Reasons for Proposed Amendment to Management Fee Schedule

As a result of the new principal investment strategies, the oversight and other responsibilities of the Manager will increase. The addition of subadvisers and the change from the fund-of-funds structure will also result in an increase in subadvisory fees that the Manager will have to pay to the subadvisers to manage the Portfolios. For these reasons, the Manager and the Board have proposed increasing the investment management fee rate.

The Manager and the Board believe that the proposals are in the best interests of each Portfolio and its shareholders for several reasons:

•                  Seeking improved performance - The move from a fund-of-funds structure would allow affiliated and unaffiliated subadvisers with strong performance records to directly invest the Portfolios’ assets, using a core/satellite approach. The Manager believes, and the Board concurred, that the direct investment approach would enhance each Portfolio’s opportunities for strong performance going forward.

•                  Increased liquidity - The Manager believes that the move to a structure using primarily direct investments through multiple sleeves managed by subadvisers and an increased allocation to each Portfolio’s overlay sleeve during normal market conditions permits greater flexibility to efficiently manage asset allocation and provide improved liquidity in times of market stress. The Manager believes these changes will potentially benefit each Portfolio through a full market cycle.

•                  Reduced expenses - Each Portfolio’s net operating expense ratios are expected to decrease. This decrease is primarily because the Portfolios will directly pay the costs of certain investment management services through the investment management fee, rather than indirectly paying the management and other fees through the acquired fund fees and expenses of each underlying fund.

Board Considerations

At a meeting of the Board of Trustees held on January 26-27, 2021, the Board considered presentations made by the Manager concerning proposed changes to each Portfolio’s principal investment strategy, subadvisory arrangements, investment management fee rate, and shareholder services and distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (these changes are collectively referred to herein from time to time as the “Portfolio Repositionings”, and the Portfolios resulting from the Portfolio Repositionings are referred to herein from time to time as a “Repositioned Portfolio”).

At such meeting, the Board, including a majority of the Independent Trustees, approved amending the Management Agreement to increase the investment management fee rate payable by each Portfolio. The Board also approved new subadvisory agreements with Jennison Associates LLC (“Jennison”), PGIM, Inc. (“PGIM”), ClearBridge Investments, LLC (“ClearBridge”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Massachusetts Financial Services Company (“MFS”) and Wellington Management Company LLP (“Wellington”, and collectively, the “New Subadvisers”), and with QMA LLC, the current subadviser to the Portfolios (“QMA”, and together with the New Subadvisers, the “Subadvisers”).

The material factors and conclusions that formed the basis for the Trustees’ determination to approve the amendment to the Management Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolios by the Manager and QMA under the existing Management Agreement and the current subadvisory agreement, respectively, and the nature and extent of services to be provided to the Repositioned Portfolio by the Manager and the Subadvisers under the proposed amended Management Agreement and the new subadvisory agreements.

The Board considered the proposed change to each Portfolio’s principal investment strategy from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves managed by subadvisers, and noted that the proposed amended Management Agreement and the new subadvisory arrangements were intended to facilitate the strategy change. The Board received and considered information regarding each Subadviser’s role as subadviser to a Portfolio. The Board noted that each Subadviser would be required to provide day-to-day portfolio management services and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

The Board considered the Manager’s representation that the nature and extent of services to be provided by the Manager under the proposed amended Management Agreement would likely be greater than those provided by the Manager under the existing Management Agreement due to the increased oversight and other responsibilities under the proposed direct investment structure. The Board also considered the Manager’s representation that the nature and extent of services to be provided by QMA under the new subadvisory agreement would increase beyond asset allocation services due to providing day-to-day portfolio management services to a Portfolio.

The Board concluded that, based on the nature and extent of the services to be provided to each Portfolio by the Manager and Subadvisers, the background information that it had reviewed regarding the Manager and each of the Subadvisers, and its prior experience of each with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to each Portfolio by the Manager and each of the Subadvisers. The Board concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolios by the Manager and the Subadvisers under the proposed amended Management Agreement and the new subadvisory agreements.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolios. The Board also received and considered hypothetical performance information of the Repositioned Portfolios, as well as a comparison of such performance information against the Portfolios’ benchmark indexes and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information as part of future annual reviews of the Portfolios’ management and subadvisory agreements.

Management and Subadvisory Fees

The Board considered the proposed management fee under the amended Management Agreement and the subadvisory fee rates payable by the Manager to each of the Subadvisers under the new subadvisory agreements. The Board noted that the Manager proposed an increase in the investment management fee rate for the Portfolios in order to effect the Portfolio Repositionings. The Board considered that the proposed management fee reflects the increased oversight and other responsibilities by the Manager as a result of the Portfolio Repositionings as compared to the Manager under the current management agreement.

The Board considered that the proposed subadvisory fee rates under the new subadvisory agreements reflect the operational and investment management responsibilities and corresponding costs to be incurred by the Subadvisers as compared to QMA under the current subadvisory agreement.

The Board further noted that while each Portfolio’s management fee will increase, the net operating expense ratio of each Portfolio is expected to decrease. The Board noted that the decrease is primarily because each Portfolio will directly pay the costs of certain investment management services through its management fee, rather than indirectly paying these costs through the acquired fund fees and expenses of each underlying fund. In addition, the Board noted that the Manager would contractually waive a portion of its investment management fee through June 30, 2022 and will cap expenses for the Portfolio through at least June 30, 2023.

In light of the above, the Board concluded that the proposed management and subadvisory fee rates were reasonable.

Profitability

The Board noted that although the management fee to be paid by the Portfolios to the Manager would increase, the Manager does not expect its profitability to increase solely as a result of the increased management fee rate. However, the Board noted that the appointment of affiliated subadvisers was expected to increase the assets under management for those affiliated subadvisers, and would result in an overall increase in the profitability of the Manager and Prudential.

The Board noted that it would consider profitability information as part of future annual reviews of the management and subadvisory agreements.

Economies of Scale

The Board considered the potential for the Manager to experience economies of scale as the Portfolios grow in size. The Board considered that the proposed amended Management Agreement would include breakpoints that would reduce that fee rates if the applicable Portfolio increases in size. The Board considered that most of the proposed subadvisory agreements also include breakpoints. The Board noted that it would consider economies of scale information as part of future annual reviews of the management and subadvisory agreements.

Other Benefits to the Manager and Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and each of the Subadvisers, and their respective affiliates, in connection with the Portfolio Repositionings. The Board concluded that any potential benefits to be derived by the

Manager and each of the Subadvisers, and their respective affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers were similar to the benefits derived by the Manager and each of the Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis, and which were considered at the June 2020 Board meeting in connection with the renewal of the management and subadvisory agreements for the other AST portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the management and subadvisory agreements.

Conclusion

After full consideration of these factors, the Board approved the proposed amended Management Agreement and each of the new subadvisory agreements with the Subadvisers upon concluding that such approvals were in the best interests of each Portfolio and its beneficial shareholders.

Comparative Fee and Expense Information

Each Portfolio does not charge any front-end or back end sales charges or loads on purchases (including reinvested dividends). Each Portfolio does not charge any fees upon redemption of shares, and does not charge an exchange fee.

The following fee table provides: (i) historical information about the fees and expenses of shares of the Portfolios for the twelve-month period ended December 31, 2020 based on the current contractual investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the twelve-month period ended December 31, 2020 assuming the increased contractual investment management fee rate and the new subadvisory arrangements had been in effect during that period.

Future fees and expenses may be greater or less than those indicated below.

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

AST Balanced Asset Allocation Portfolio

	Current Portfolio Operating Expenses (as of 12/31/20)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.15%	0.61%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.01%	0.02%
Acquired Fund Fees and Expenses	0.76%	0.13%
Total Annual Portfolio Operating Expenses	0.92%	1.01%
Fee Waiver and/or Expense Reimbursement	0.00%*	(0.14	)%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	0.87%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Capital Growth Asset Allocation Portfolio

	Current Portfolio Operating Expenses (as of 12/31/20)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.15%	0.61%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.01%	0.02%
Acquired Fund Fees and Expenses	0.75%	0.12%
Total Annual Portfolio Operating Expenses	0.91%	1.00%
Fee Waiver and/or Expense Reimbursement	0.00%*	(0.14	)%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	0.86%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Preservation Asset Allocation Portfolio

	Current Portfolio Operating Expenses (as of 12/31/20)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.15%	0.61%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.01%	0.02%
Acquired Fund Fees and Expenses	0.76%	0.13%
Total Annual Portfolio Operating Expenses	0.92%	1.01%
Fee Waiver and/or Expense Reimbursement	0.00%*	(0.14	)%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	0.87%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Comparative Management Fee Information

AST Balanced Asset Allocation Portfolio

The following provides actual and pro forma information about the contractual investment management fee attributable to shares of the current Balanced Portfolio and the Repositioned Portfolio for the twelve-month period ended December 31, 2020.

•      The aggregate amount of the contractual investment management fees, net of waivers, including the annualized approximate investment management fees paid to the Manager by the underlying AST Portfolios, for the twelve-month period ended December 31, 2020 was $68,251,860 (0.66%);

•      If the proposed increased contractual investment management fees, net of waivers, including the annualized approximate investment management fees to be paid to the Manager by the underlying AST Portfolios, had been in effect for the twelve-month period ended December 31, 2020 would have been $57,111,344 (0.56%); and

•      The difference between the aggregate amounts during the twelve-month period ended December 31, 2020 was $11,140,516 (0.11%).

AST Capital Growth Asset Allocation Portfolio

The following provides actual and pro forma information about the contractual investment management fee attributable to shares of the current Capital Growth Portfolio and the Repositioned Portfolio for the twelve-month period ended December 31, 2020.

•      The aggregate amount of the contractual investment management fees, net of waivers, including the annualized approximate investment management fees paid to the Manager by the underlying AST Portfolios, for the twelve-month period ended December 31, 2020 was $86,329,694 (0.67%);

•      If the proposed increased contractual investment management fees, net of waivers, including the annualized approximate investment management fees to be paid to the Manager by the underlying AST Portfolios, had been in effect for the twelve-month period ended December 31, 2020 would have been $72,054,471 (0.56%); and

•      The difference between the aggregate amounts during the twelve-month period ended December 31, 2020 was $14,275,223 (0.11%).

AST Preservation Asset Allocation Portfolio

The following provides actual and pro forma information about the contractual investment management fee attributable to shares of the current Preservation Portfolio and the Repositioned Portfolio for the twelve-month period ended December 31, 2020.

•      The aggregate amount of the contractual investment management fees, net of waivers, including the annualized approximate investment management fees paid to the Manager by the underlying AST Portfolios, for the twelve-month period ended December 31, 2020 was $39,647,239 (0.65%);

•      If the proposed increased contractual investment management fees, net of waivers, including the annualized approximate investment management fees to be paid to the Manager by the underlying AST Portfolios, had been in effect for the twelve-month period ended December 31, 2020 would have been $33,882,619 (0.55%); and

•      The difference between the aggregate amounts during the twelve-month period ended December 31, 2020 was $5,764,619 (0.09%).

EXPENSE EXAMPLES

Because shares of the Portfolios may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. The Expense Examples below do not reflect Contract charges; and the expenses shown would be higher if Contract charges were reflected.

The Expense Examples below are intended to help you compare the cost of investing in the Portfolios under the current investment management fee and subadvisory arrangements during the twelve-month period ended December 31, 2020 with the cost of investing in the Repositioned Portfolios assuming the increased investment management fee and new Clearbridge, J.P. Morgan, Jennison, MFS, PGIM, QMA, Wellington, and Western Asset subadvisory arrangements were in effect for the twelve-month period ended December 31, 2020. These Expense Examples assume that you invest $10,000 in the Portfolios for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AST Balanced Asset Allocation Portfolio

Expense Example Based on Operating Expenses for AST Balanced Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Balanced Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$89	$308	$544	$1,224

AST Capital Growth Asset Allocation Portfolio

Expense Example Based on Operating Expenses for AST Capital Growth Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Capital Growth Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$88	$304	$539	$1,212

AST Preservation Asset Allocation Portfolio

Expense Example Based on Operating Expenses for AST Preservation Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Preservation Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$89	$308	$544	$1,224

Additional Fee Information

The proposed new and current contractual subadvisory fee rates are set forth below:

Portfolio	Current Subadviser	Current Contractual Subadvisory Fee	Proposed Subadviser	Proposed Contractual Subadvisory Fee
AST Balanced Asset Allocation Portfolio AST Capital Growth Asset Allocation Portfolio AST Preservation Asset Allocation Portfolio	QMA LLC	For Asset Allocation Services: 0.04% of average daily net assets For Overlay Sleeve Management: 0.15% of average daily net assets	QMA LLC*

For Asset Allocation Services:

0.04% of average daily net assets

For Quantitative Equity Management (including the overlay sleeve):

0.30% of average daily net assets to $1 billion;

0.25% of average daily net assets on next $5 billion; and

0.225% of average daily net assets over $6 billion

Jennison Associates LLC**

0.35% of average daily net assets to $100 million;

0.30% of the next $100 million of average daily net assets;

0.275% of the next $300 million of average daily net assets;

0.25% of the next $2.5 billion of average daily net assets; and

0.23% of average daily net assets over $3 billion.

			PGIM, Inc.***	PGIM Fixed Income: 0.17% of average daily net assets to $750 million; 0.16% of the next $750 million of average daily net assets; and 0.14% of average daily net assets over $1.5 billion
Clearbridge Investments, LLC+

0.35% of average daily net assets to $100 million;

0.29% of the next $150 million of average daily net assets;

0.27% of the next $300 million of average daily net assets;

0.23% of average daily net assets over $550 million.

J.P. Morgan Investment Management, Inc.++

For Large Cap Core:

0.20% of average daily net assets to $500 million;

0.18% of the next $500 million of average daily net assets; and

0.17% of average daily net assets over $1 billion

For Equity Income:

Portfolio	Current Subadviser	Current Contractual Subadvisory Fee	Proposed Subadviser	Proposed Contractual Subadvisory Fee
0.34% of average daily net assets
Massachusetts Financial Services Company+++

0.30% of average daily net assets to $100 million;

0.285% of the next $150 million of average daily net assets;

0.27% of the next $250 million of average daily net assets;

0.25% of average daily net assets over $500 million.

			Wellington Management Company LLP	0.19% of average daily net assets

* QMA: For purposes of calculating the advisory fee payable to QMA, not including the asset allocation services, the assets managed by QMA will be aggregated amongst the following portfolios (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Academic Strategies Asset Allocation Portfolio; and (v) the AST Prudential Growth Allocation Portfolio.

** Jennison: For purposes of calculating the advisory fee payable to Jennison, the assets managed by Jennison will be aggregated amongst the following portfolios: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Academic Strategies Asset Allocation Portfolio; and (v) the AST Prudential Growth Allocation Portfolio.

*** PGIM Fixed Income: For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income will be aggregated amongst the following portfolios: (i) AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Academic Strategies Asset Allocation Portfolio; and (v) the AST Prudential Growth Allocation Portfolio.

+ Clearbridge: For purposes of calculating the advisory fee payable to Clearbridge, the assets managed by Clearbridge will be aggregated amongst the following portfolios: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; and (iii) the AST Preservation Asset Allocation Portfolio.

++ J.P. Morgan: For purposes of calculating the advisory fee payable to J.P. Morgan, the assets managed by J.P. Morgan will be aggregated amongst the following portfolios: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; (iv) the AST Academic Strategies Asset Allocation Portfolio; and (v) the AST Large-Cap Core Portfolio.

+++ MFS: For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS will be aggregated amongst the following portfolios: (i) the AST Balanced Asset Allocation Portfolio; (ii) the AST Capital Growth Asset Allocation Portfolio; (iii) the AST Preservation Asset Allocation Portfolio; and (iv) the AST Academic Strategies Asset Allocation Portfolio.

AST Balanced Asset Allocation Portfolio

Based on the Balanced Portfolio’s holdings and net assets as of November 30, 2020, the effective contractual subadvisory fee rate for Balanced Portfolio was 0.05%. Since the Balanced Portfolio operates as a fund-of-funds, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio based upon the Balanced Portfolio’s investments in each underlying AST portfolio. Based on the Balanced Portfolio’s average daily net assets and holdings for the twelve-month period ended November 30, 2020, the estimated effective subadvisory fee rate for the Balanced Portfolio was approximately 0.24%, which comprises: (i) the 0.05% effective contractual subadvisory fee paid by the Manager to Balanced Portfolio plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of each underlying AST portfolio (0.19%) based upon the Balanced Portfolio’s average holdings in the underlying AST portfolios for the twelve-month period ended November 30, 2020. If the QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington subadvisory agreements had been in effect during this time period, the effective contractual subadvisory fee rates would have been as follows:

Subadviser	Effective Contractual Fee Rate
QMA LLC	0.04% on all assets 0.20% on managed assets
Jennison Associates LLC	0.25%
PGIM, Inc.	0.14%
Clearbridge Investments, LLC	0.30%
J.P. Morgan Investment Management, Inc.	0.25%

Subadviser	Effective Contractual Fee Rate
Massachusetts Financial Services Company	0.28%
Wellington Management Company LLP	0.19%

The information above illustrates that based on the proposed allocations as of November 30, 2020, the effective contractual subadvisory fee rate that would have been paid by the Manager was 0.20%:

If the proposed increased contractual investment management fee rate and the proposed allocations had been in effect as of November 30, 2020, the Manager would have

• received approximately $67,128,533 in annual investment management fees from the Repositioned Portfolio;

• paid approximately $22,489,707 in annual subadvisory fees to Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington; and

• had net retained investment management fees of approximately $44,638,826 in connection with the Repositioned Portfolio.

AST Capital Growth Asset Allocation Portfolio

Based on the Capital Growth Portfolio’s holdings and net assets as of November 30, 2020, the effective contractual subadvisory fee rate for Capital Growth Portfolio was 0.06%. Since the Capital Growth Portfolio operates as a fund-of-funds, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio based upon the Capital Portfolio’s investments in each underlying AST portfolio. Based on the Capital Growth Portfolio’s average daily net assets and holdings for the twelve-month period ended November 30, 2020, the estimated effective subadvisory fee rate for the Capital Growth Portfolio was approximately 0.26%, which comprises: (i) the 0.06% effective contractual subadvisory fee paid by the Manager to Capital Growth Portfolio plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of each underlying AST portfolio (0.20%) based upon the Capital Growth Portfolio’s average holdings in the underlying AST portfolios for the twelve-month period ended November 30, 2020. If the QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington subadvisory agreements had been in effect during this time period, the effective contractual subadvisory fee rates would have been as follows:

Subadviser	Effective Contractual Fee Rate
QMA LLC	0.04% on all assets 0.20% on managed assets
Jennison Associates LLC	0.25%
PGIM, Inc.	0.14%
Clearbridge Investments, LLC	0.30%
J.P. Morgan Investment Management, Inc.	0.25%
Massachusetts Financial Services Company	0.28%
Wellington Management Company LLP	0.19%

The information above illustrates that based on net assets and holdings of the Capital Growth Portfolio as of November 30, 2020, the effective contractual subadvisory fee rate that would have been paid by the Manager was 0.21%:

If the proposed increased contractual investment management fee rate and the proposed allocations had been in effect as of November 30, 2020, the Manager would have:

• received approximately $86,939,869 in annual investment management fees from the Repositioned Portfolio;

• paid approximately $30,179,945 in annual subadvisory fees to Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington; and

• had net retained investment management fees of approximately $56,759,925 in connection with the Repositioned Portfolio.

AST Preservation Asset Allocation Portfolio

Based on the Preservation Portfolio’s holdings and net assets as of November 30, 2020, the effective contractual subadvisory fee rate for Preservation Portfolio was 0.05%. Since the Preservation Portfolio operates as a fund-of-funds, the Manager also pays subadvisory fees to the subadvisers of each underlying AST portfolio based upon the Preservation Portfolio’s investments in each underlying AST portfolio. Based on the Preservation Portfolio’s average daily net assets and holdings for the twelve-month period ended November 30, 2020, the estimated effective subadvisory fee rate for the Preservation Portfolio was approximately 0.22%, which comprises: (i) the 0.05% effective contractual subadvisory fee paid by the Manager to Preservation Portfolio plus (ii) the estimated weighted average of the subadvisory fees paid by the Manager to the subadvisers of each underlying AST portfolio (0.17%) based upon the Preservation Portfolio’s average holdings in the underlying AST portfolios for the twelve-month period ended November 30, 2020. If the QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington subadvisory agreements had been in effect during this time period, the effective contractual subadvisory fee rates would have been as follows:

Subadviser	Effective Contractual Fee Rate
QMA LLC	0.04% on all assets 0.20% on managed assets
Jennison Associates LLC	0.25%
PGIM, Inc.	0.14%
Clearbridge Investments, LLC	0.30%
J.P. Morgan Investment Management, Inc.	0.25%
Massachusetts Financial Services Company	0.28%
Wellington Management Company LLP	0.19%

The information above illustrates that based on net assets and holdings of the Preservation Portfolio as of November 30, 2020, the effective contractual subadvisory fee rate that would have been paid by the Manager was 0.19%:

If the proposed increased contractual investment management fee rate and the proposed allocations had been in effect as of November 30, 2020, the Manager would have:

• received approximately $39,276,154 in annual investment management fees from the Repositioned Portfolio;

• paid approximately $12,374,239 in annual subadvisory fees to Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington; and

• had net retained investment management fees of approximately $26,901,916 in connection with the Repositioned Portfolio.

Investment Objective and Principal Investment Strategies of the Balanced Portfolio

The investment objective of the Balanced Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Portfolio will not change as a result of the proposals.

The Balanced Portfolio is a “fund of funds.” That means that the Balanced Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Balanced Portfolio may invest are collectively referred to as the “Underlying Balanced Portfolios.” Consistent with the investment objectives and policies of the Balanced Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Balanced Portfolios that may be used in connection with the Balanced Portfolio. Currently, the only Underlying Balanced Portfolios in which the Balanced Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or one of its affiliates.

The asset allocation strategy is determined by the Manager and QMA, the subadviser to the Balanced Portfolio. As a general matter, QMA begins by constructing a neutral allocation for the Balanced Portfolio. Each neutral allocation initially divides the assets for the Balanced Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Balanced Portfolios for the Balanced Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Balanced Portfolios that are consistent with the neutral allocation for the Balanced Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Balanced Portfolio weights for the Balanced Portfolio based upon its views on certain factors.

Generally, QMA expects to allocate approximately 60% of the Balanced Portfolio’s assets are allocated to Underlying Balanced Portfolios that invest primarily in equity securities and approximately 40% of the Balanced Portfolio’s assets to Underlying Balanced Portfolios that invest primarily in debt securities and money market instruments.

The Balanced Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Balanced Portfolio or other circumstances relevant to the Balanced Portfolio’s overall investment process.

Description of the Proposed Portfolio Repositioning of the Balanced Portfolio

Current and Proposed Investment Objective.  The current investment objective of the Balanced Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Balanced Portfolio will not change as a result of the proposals.

Description of Principal Investment Strategies Changes of the Balanced Portfolio

General.  The current Balanced Portfolio is a fund of funds, and normally invests approximately 90% of its assets in the Underlying Balanced Portfolios and up to 10% of its assets in in other investments, primarily futures, options and ETFs in a liquidity sleeve. As a result of the Portfolio Repositioning, the Balanced Portfolio will instead implement its investment strategies through the direct purchase and sale of equity and debt securities and the use of other financial instruments, which will be approximately 75% of its assets.  In addition, as a result of Portfolio Repositioning, the Balanced Portfolio will continue to invest approximately 25% of its assets in the Underlying Balanced Portfolios.

Currently, the asset allocation strategy is determined by the Manager and QMA, the subadviser to the Balanced Portfolio. As a general matter, QMA is generally responsible for determining the Balanced Portfolio’s target asset allocation among the various asset classes (i.e. equities, debt, and cash/money market) and selecting the direct security investments to gain exposure in other investment categories for the liquidity sleeve. The Manager is responsible for selecting the Underlying Balanced Portfolios to be used as the fulfillment options for the Balanced Portfolio’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Balanced Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including the Underlying Balanced Portfolios and direct security investments. As a result of the Portfolio Repositioning, the Balanced Portfolio will no longer invest substantially all of its assets in Underlying Balanced Portfolios. Instead, the Balanced Portfolio will use a core/satellite approach. The core/satellite approach consists of pairing benchmark centric, style neutral, moderate alpha seeking strategies (the core) with opportunistic, style centric, high alpha seeking strategies. As a result, QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington will be responsible for asset allocation, security selection, and overall day-to-day investment management.

As noted above, the Balanced Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. As a result of the Portfolio Repositioning, the Balanced Portfolio will allocate approximately 15-25% of its net assets to a liquidity strategy. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Balanced Portfolio or other circumstances relevant to the Balanced Portfolio’s overall investment process.

The Balanced Portfolio’s current blended performance benchmark will not change as a result of the Proposals.

Investment Objective and Principal Investment Strategies of the Capital Growth Portfolio

The investment objective of the Capital Growth Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Portfolio will not change as a result of the proposals.

The Capital Growth Portfolio is a “fund of funds.” That means that the Capital Growth Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which the Capital Growth Portfolio may invest are collectively referred to as the “Underlying Capital Growth Portfolios.” Consistent with the investment objectives and policies of the Capital Growth Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Capital Growth Portfolios that may be used in connection with the Capital Growth Portfolio. Currently, the only Underlying Capital Growth Portfolios in which the Capital Growth Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or one of its affiliates.

The asset allocation strategy is determined by the Manager and QMA. As a general matter, the Manager and QMA begin by constructing a neutral allocation for the Capital Growth Portfolio. Each neutral allocation initially divides the assets for the Capital Growth Portfolio across three broad-based securities benchmark indexes: the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Bond Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Capital Growth Portfolios for the Capital Growth Portfolio generally will be determined by the Manager.

The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Capital Growth Portfolios that are consistent with the neutral allocation for the Capital Growth Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Capital Growth Portfolio weights for the Capital Growth Portfolio based upon its views on certain factors.

Generally, QMA expects to allocate approximately 75% of the Capital Growth Portfolio’s assets are allocated to Underlying Capital Growth Portfolios that invest primarily in equity securities and approximately 25% of the Capital Growth Portfolio’s assets to Underlying Capital Growth Portfolios that invest primarily in debt securities and money market instruments.

The Capital Growth Portfolio allocates approximately 12% of its net assets to a liquidity strategy. The liquidity strategy is be invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Capital Growth Portfolio or other circumstances relevant to the Capital Growth Portfolio’s overall investment process.

Description of the Proposed Portfolio Repositioning of the Capital Growth Portfolio

Current and Proposed Investment Objective.  The current investment objective of the Capital Growth Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Capital Growth Portfolio will not change as a result of the proposals.

Description of Principal Investment Strategies Changes of the Capital Growth Portfolio

General.  The current Capital Growth Portfolio is a fund of funds, and normally invests approximately 88% of its assets in the Underlying Capital Growth Portfolios and approximately 12% of its assets in in other investments, primarily futures, options and ETFs in a liquidity sleeve. As a result of the Portfolio Repositioning, the Capital Growth Portfolio will instead implement its investment strategies through the direct purchase and sale of equity and debt securities and the use of other financial instruments, which will be approximately 75% of its assets. In addition, as a result of Portfolio Repositioning, the Capital Growth Portfolio will continue to invest approximately 25% of its assets in the Underlying Capital Growth Portfolios.

Currently, the asset allocation strategy is determined by the Manager and QMA, the subadviser to the Capital Growth Portfolio. As a general matter, QMA is generally responsible for determining the Capital Growth Portfolio’s target asset allocation among the various asset classes (i.e. equities, debt, and cash/money market) and selecting the direct security investments to gain exposure in other investment categories for the liquidity sleeve. The Manager is responsible for selecting the Underlying Capital Growth Portfolios to be used as the fulfillment options for the Capital Growth Portfolio’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Capital Growth Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including the Underlying Capital Growth Portfolios and direct security investments. As a result of the Portfolio Repositioning, the Capital Growth Portfolio will no longer invest substantially all of its assets in Underlying Capital Growth Portfolios. Instead, the Capital Growth Portfolio will use a core/satellite approach. The core/satellite approach consists of pairing benchmark centric, style neutral, moderate alpha seeking strategies (the core) with opportunistic, style centric, high alpha seeking strategies. As a result, QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington will be responsible for asset allocation, security selection, and overall day-to-day investment management.

As noted above, the Capital Growth Portfolio allocates approximately 12% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. As a result of the Portfolio Repositioning, the Capital Growth Portfolio will allocate approximately 15-25% of its net assets to a liquidity strategy. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Capital Growth Portfolio or other circumstances relevant to the Capital Growth Portfolio’s overall investment process.

The Capital Growth Portfolio’s current blended performance benchmark will not change as a result of the Proposals.

Investment Objective and Principal Investment Strategies of the Preservation Portfolio

The investment objective of the Preservation Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Portfolio will not change as a result of the proposals.

The Preservation Portfolio is a “fund of funds.” That means that the Preservation Portfolio invests primarily in one or more mutual funds in accordance with its own asset allocation strategy. The other mutual funds in which in which the Preservation Portfolio may invest are collectively referred to as the “Underlying Preservation Portfolios.” Consistent with the investment objectives and policies of the Preservation Portfolio, other mutual funds may from time to time be added to, or removed from, the list of Underlying Preservation Portfolios that may be used in connection with the Preservation Portfolio. Currently, the only Underlying Preservation Portfolios in which the Preservation Portfolio invests are other portfolios of the Trust and certain money market funds or short-term bond funds advised by the Manager or one of its affiliates.

The asset allocation strategy is determined by the Manager and QMA. As a general matter, QMA begins by constructing a neutral allocation for the Preservation Portfolio. Each neutral allocation initially divides the assets for the Preservation Portfolio across three broad-based securities benchmark indexes. These three benchmark indexes are the Russell 3000 Index, the MSCI Europe, Australasia and the Far East (EAFE) Index, and the Bloomberg Barclays US Aggregate Bond Index. Generally, the neutral allocation will emphasize investments in the debt/money market asset class. The selection of specific combinations of Underlying Preservation Portfolios for the Preservation Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Preservation Portfolios that are consistent with the neutral allocation for the Preservation Portfolio. QMA will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, QMA will further adjust the neutral allocation and the preliminary Underlying Preservation Portfolio weights for the Preservation Portfolio based upon its views on certain factors.

Generally, QMA expects to allocate approximately 35% of the Preservation Portfolio’s assets are allocated to Underlying Preservation Portfolios that invest primarily in equity securities and approximately 65% of the Preservation Portfolio’s assets to Underlying Preservation Portfolios that invest primarily in debt securities and money market instruments.

The Preservation Portfolio allocates approximately 8% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in exchange-traded funds for additional exposure to relevant markets. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Preservation Portfolio or other circumstances relevant to the Preservation Portfolio’s overall investment process.

Description of the Proposed Portfolio Repositioning of the Preservation Portfolio

Current and Proposed Investment Objective.  The current investment objective of the Preservation Portfolio is to obtain the highest potential total return consistent with its specified level of risk tolerance. The investment objective of the Preservation Portfolio will not change as a result of the proposals.

Description of Principal Investment Strategies Changes of the Preservation Portfolio

General.  The current Preservation Portfolio is a fund of funds, and normally invests approximately 90% of its assets in the Underlying Preservation Portfolios and up to 10% of its assets in in other investments, primarily futures, options and ETFs in a liquidity sleeve. As a result of the Portfolio Repositioning, the Preservation Portfolio will instead implement its investment strategies through the direct purchase and sale of equity and debt securities and the use of other financial instruments, which will be approximately 75% of its assets.  In addition, as a result of Portfolio Repositioning, the Preservation Portfolio will continue to invest approximately 25% of its assets in the Underlying Preservation Portfolios.

Currently, the asset allocation strategy is determined by the Manager and QMA, the subadviser to the Preservation Portfolio. As a general matter, QMA is generally responsible for determining the Preservation Portfolio’s target asset allocation among the various asset classes (i.e. equities, debt, and cash/money market) and selecting the direct security investments to gain exposure in other investment categories for the liquidity sleeve. The Manager is responsible for selecting the Underlying Preservation Portfolios to be used as the fulfillment options for the Preservation Portfolio’s asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Preservation Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including the Underlying Preservation Portfolios and direct security investments. As a result of the Portfolio Repositioning, the Preservation Portfolio will no longer invest substantially all of its assets in Underlying Preservation Portfolios. Instead, the Preservation Portfolio will use a core/satellite approach. The core/satellite approach consists of pairing benchmark centric, style neutral, moderate alpha seeking strategies (the core) with opportunistic, style centric, high alpha seeking strategies. As a result, QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington will be responsible for asset allocation, security selection, and overall day-to-day investment management.

As noted above, the Preservation Portfolio allocates approximately 10% of its net assets to a liquidity strategy. The liquidity strategy is invested primarily in (i) derivative instruments; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The liquidity strategy may also invest in ETFs for additional exposure to relevant markets. As a result of the Portfolio Repositioning, the Preservation Portfolio will allocate approximately 15-25% of its net assets to a liquidity strategy. The liquidity strategy may temporarily deviate from the allocation indicated due to redemptions in the Preservation Portfolio or other circumstances relevant to the Preservation Portfolio’s overall investment process.

The Preservation Portfolio’s current blended performance benchmark will not change as a result of the Proposals.

Principal Risks of Investing in each Repositioned Portfolio. The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios makes every effort to achieve their objective, the Portfolios can’t guarantee success.

Asset Allocation Risk. The Portfolios’ overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolios to underperform other funds with a similar investment objective. As funds that have a larger allocation to equity securities relative to their fixed income allocation, the Portfolios’ risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

Asset Transfer Program Risk. Pre-determined, non-discretionary mathematical formulas used by Prudential to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolios. These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolios to purchase or sell securities at inopportune times, by otherwise limiting the subadvisers’ ability to fully implement the Portfolios’ investment strategies, or by requiring the Portfolios to hold a larger portion of their assets in highly liquid securities than they otherwise would hold. The asset flows may also result in relatively low asset levels and relatively high operating expense ratios for the Portfolios. The efficient operation of the asset flows depends on active and liquid markets, and if market liquidity is strained the assets flows may not operate as intended which in turn could adversely affect performance. These formulas may also adversely affect the Portfolios’ returns by requiring the purchase or sale of securities at inopportune times and by otherwise limiting the subadviser’s ability to fully implement the Portfolios’ investment strategies.

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolios; derivatives may be difficult or impossible for the Portfolios to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolios could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolios.

Expense Risk. The actual cost of investing in the Portfolios may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolios’ average net assets decrease.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable to pay obligations when due; the Portfolios may be unable to sell their securities holdings at the price they value the security or at any price; the income generated by and the market price of a fixed income security may decline due to a decrease in interest rates; and the price of a fixed income security may decline due to an increase in interest rates.

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolios; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolios are exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolios are also subject to a potential conflict of interest between the Portfolios and their investment manager(s) and subadviser(s), which could impact the Portfolios. Moreover, the Portfolios will incur their pro rata share of the underlying portfolios’ expenses, which will reduce the Portfolios’ performance.

Liquidity Allocation Risk. The Portfolios’ liquidity strategy will result in a decrease in the amount of the Portfolios’ assets held in individual securities and an increase in the amount invested in derivatives (e.g., futures and options) and in short-term money market instruments. Under certain market conditions, performance may be adversely affected as a result of this strategy.

Liquidity and Valuation Risk. The Portfolios may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolios may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolios’ net asset value. In such cases, investments owned by the Portfolios may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolios are subject to a liquidity risk management program, which limits the ability of the Portfolios to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolios invest may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolios may not produce the intended or desired results.

Recent Events Risk. Events in the financial markets have caused, and may continue to cause, increased volatility and a significant decline in the value and liquidity of many securities. As a result, identifying investment risks and opportunities may be especially difficult. There is no assurance that steps taken by governments, and their agencies and instrumentalities, to support financial markets will continue, and the impact of regulatory changes on the markets may not be known for some time.

Regulatory Risk. The Portfolios are subject to a variety of laws and regulations which govern their operations. The Portfolios are subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolios invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolios, a security, business, sector or market.

Information About the New Subadvisers

ClearBridge. Effective July 31, 2020, Clearbridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc. ClearBridge has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages US and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2020, ClearBridge’s assets under management (including assets under management for ClearBridge and RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $XX billion, including $XX billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Set forth below are the names, titles and principal occupations of the principal executive officers of ClearBridge. The address of each individual is 620 Eighth Avenue, New York, New York 10018. None of the officers or directors of ClearBridge are also officers or directors of the Manager.

Name	Position with ClearBridge	Principal Occupation

[TO BE ADDED BY SUBSEQUENT FILING]

Jennison. Jennison is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2020, Jennison managed in excess of $224.2 billion in assets for institutional, mutual fund and certain other clients. Jennison’s address is 466 Lexington Avenue, New York, New York 10017.

Set forth below are the names, titles and principal occupations of the principal executive officers of Jennison. The address of each individual is 466 Lexington Avenue, New York, New York 10017. None of the officers or directors of Jennison are also officers or directors of the Manager.

Name	Position with Jennison	Principal Occupation

[TO BE ADDED BY SUBSEQUENT FILING]

J.P. Morgan. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2020, J.P. Morgan and its affiliated companies had approximately $2.3 trillion in assets under management worldwide. J.P. Morgan’s address is 383 Madison Avenue, New York, NY 10179.

Set forth below are the names, titles and principal occupations of the principal executive officers of J.P. Morgan. The address of each individual is 383 Madison Avenue, New York, NY 10179. None of the officers or directors of J.P. Morgan are also officers or directors of the Manager.

Name	Position with J.P. Morgan	Principal Occupation

[TO BE ADDED BY SUBSEQUENT FILING]

MFS. MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $608 billion as of December 31, 2020.

Set forth below are the names, titles and principal occupations of the principal executive officers of MFS. The address of each individual is 111 Huntington Avenue, Boston, Massachusetts 02199. None of the officers or directors of MFS are also officers or directors of the Manager.

Name	Position with MFS	Principal Occupation

[TO BE ADDED BY SUBSEQUENT FILING]

PGIM. PGIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of September 30, 2020, PGIM had approximately $1.4 trillion in assets under management. PGIM’s address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $946.1 billion in assets under management as of September 30, 2020, and is the unit of PGIM that provides investment advisory services.

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

Set forth below are the names, titles and principal occupations of the principal executive officers of PGIM Fixed Income. The address of each individual is 655 Broad Street, Newark, New Jersey 07102. None of the officers or directors of PGIM Fixed Income are also officers or directors of the Manager.

Name	Position with PGIM Fixed Income	Principal Occupation

[TO BE ADDED BY SUBSEQUENT FILING]

Wellington. Wellington is a Delaware limited liability partnership. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 80 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.29 trillion in assets. The address of Wellington is 280 Congress Street, Boston, Massachusetts 02210.

Set forth below are the names, titles and principal occupations of the principal executive officers of Wellington. The address of each individual is 280 Congress Street, Boston, Massachusetts 02210. None of the officers or directors of Wellington are also officers or directors of the Manager.

Name	Position with Wellington	Principal Occupation

[TO BE ADDED BY SUBSEQUENT FILING]

Portfolio Managers for Repositioned Portfolios

The Repositioned Portfolios will be managed by a team of portfolio managers and other investment professionals. Information about the portfolio managers who will be responsible for the day-to-day management of the Repositioned Portfolios is set forth below:

ClearBridge

Margaret Vitrano [TO BE ADDED BY SUBSEQUENT FILING]

Peter J. Bourbeau [TO BE ADDED BY SUBSEQUENT FILING]

Jennison

Spiros Segalas, Founder, President and Chief Investment Officer. One of the founders of Jennison in 1969, Spiros “Sig” Segalas has built the firm into an institutional investment manager with a range of equity and fixed income investment strategies and assets under management of more than $180 billion. He has managed Jennison client portfolios over the past half century. Sig began his investment career at Bankers Trust as a research analyst, before managing client assets. Prior to Bankers Trust, he worked in the shipping and construction industries and served as an officer in the US Navy. Sig received a BA in economics from Princeton University.

Michael Del Balso, Managing Director. Michael is a large cap growth portfolio manager. He joined Jennison in 1972 as a research analyst and became a portfolio manager in 1999. Previously, he was a vice president and portfolio manager for four years at White, Weld & Company. Michael received a BS in industrial administration from Yale University and an MBA from Columbia University.

Kathleen A. McCarragher, Managing Director. Kathleen is the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in 1998. Prior to Jennison, she spent six years with Weiss, Peck & Greer, where she was a managing director and the director of large cap growth equities. Previously, she spent 10 years with State Street Research & Management. Kathleen received a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.

Blair A. Boyer, Managing Director, Co-Head of Large Cap Growth Equity. Blair is the Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in 1993 as an international equity analyst and portfolio manager. He joined the large cap growth team as a portfolio manager in 2003. Prior to Jennison, Blair managed international equity portfolios for five years at Bleichroeder. Before that, he was a research analyst and then a senior portfolio manager at Verus Capital. Blair received a BA in economics from Bucknell University and an MBA from New York University’s Stern School of Business.

Rebecca Irwin, Managing Director. Rebecca is a large cap growth equity portfolio manager and research analyst. She joined Jennison in 2006. Previously, she worked as a health care analyst at Viking Global Investors. In the decade before Viking, she was with UBS and Salomon Smith Barney. Before that, she was a corporate associate at Fried, Frank, Harris, Shriver & Jacobson. Rebecca received a BA in economics from Queen’s University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.

Natasha Kuhlkin, CFA, Managing Director. Natasha is a large cap growth equity portfolio manager and research analyst. She joined Jennison in 2004. Prior to Jennison, she was an equity research analyst for five years, first at Evergreen Investment Management then at Palisade Capital Management. Natasha received a BS, magna cum laude, in accounting from Binghamton University.

Mark B. Baribeau, CFA, Managing Director. Mark is the Head of Global Equity and a global equity portfolio manager. He joined Jennison in 2011. He was previously with Loomis Sayles for more than 21 years, where he was a global equity and large cap growth portfolio manager. Prior to Loomis, he was an economist at John Hancock Financial Services. Mark received a BA in economics from the University of Vermont and an MA in economics from the University of Maryland.

Thomas F. Davis, Managing Director. Tom joined Jennison in 2011 as a global equity portfolio manager. He was previously with Loomis Sayles for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis as a research analyst. Prior to Loomis, Tom was a global equity research analyst at Putnam Investments. Tom received a BA in economics from Dartmouth College and an MBA from Duke University.

Warren Koontz, Jr., CFA, Managing Director. Warren is the Head of Value Equity and a large cap value portfolio manager. Warren came to Jennison in 2014, following a 19-year tenure with Loomis Sayles, where he managed diversified and concentrated value strategies. In the previous decade, Warren worked at Comerica Bank, the Jeffrey Company, a private investment firm, and the Public Employees’ Retirement System of Ohio. Warren earned a BS in finance and an MBA from Ohio State University.

Joseph C. Esposito, CFA, Managing Director. Joe is a large cap value portfolio manager. He came to Jennison in 2014, following seven years with Loomis Sayles as a senior equity analyst. Prior to his tenure with Loomis, Joe served as a business systems analyst at AXA Financial. He holds a BA in philosophy from the College of New Jersey and an MBA from Columbia Business School.

Jason M. Swiatek, CFA, Managing Director. Jason is the Head of Small and Mid Cap Equity, and a small and smid cap equity portfolio manager. He joined Jennison Associates in 2000 when Prudential’s (now PGIM) public equity asset management capabilities were transferred to the firm. Jason was named co-manager of small cap portfolios in 2005 and co-manager of smid cap portfolios in 2013. Prior to Prudential, Jason worked at Munistat/PFA, Inc. and the Center for Entrepreneurship. He received a BS, summa cum laude, in finance from Canisius College.

Jonathan M. Shapiro, Managing Director. Jonathan is a smid cap core and financial services equity portfolio manager and research analyst. He joined Jennison in 2006. Previously, Jonathan worked at Goldman Sachs. In his final role at the firm, he led the small companies/special situations research group. Prior to Goldman Sachs, Jonathan worked at KPMG Consulting and Jones Lang Wootton Realty Advisors (now Clarion Partners). He received a BA, magna cum laude, with high honors in history from Dartmouth College and an MBA from the Wharton School, University of Pennsylvania.

Albert Kwok, CFA, Managing Director. Albert is an emerging markets equity portfolio manager and research analyst. Before joining Jennison in 2011, Albert was a global equity analyst specializing in emerging Asia at Loomis Sayles. During his previous tenure at Engemann Asset Management, Albert covered technology, health care, industrials, energy, and growth cyclical companies across market capitalizations. He earned a BA in business economics from University of California, Los Angeles.

Sara Moreno, Managing Director. Sara is an emerging markets equity portfolio manager and research analyst. She joined Jennison in 2011. Sara previously spent three years with Loomis Sayles as a research analyst where she covered stocks in Latin America and emerging Eastern Europe, the Middle East, and Africa. Prior to Loomis Sayles, Sara worked at Citi Global Markets, Goldman Sachs, and Moody’s. She received a BA in economics from Bryn Mawr College and an MBA from the University of Chicago.

Jason T. McManus, Managing Director. Jason is the Head of Custom Solutions. An employee since 1997, Jason started as an international equity research associate before joining the applied research team in 2003. In 2006, he began managing quantitative portfolios and custom solutions for clients and was later appointed the Head of Custom Solutions. He received a BS in economics and computer science from the University at Albany, State University of New York, and an MBA in quantitative finance from New York University’s Stern School of Business.

Adam L. Friedman, Principal, Investment Solutions Analyst & Portfolio Manager. Adam is an investment solutions analyst and portfolio manager. He joined Jennison in 2007 as an investment analyst on the firm’s alternative investments team. In 2011, Adam assumed his current role with Jennison’s Custom Solutions Group, where he focuses on portfolio analytics, strategy research and design, and portfolio management. He holds a BS in financial economics from Binghamton University.

Brian A. Porpora, Principal, Investment Solutions Analyst & Portfolio Manager. Brian is an investment solutions analyst and portfolio manager. He joined Jennison in 2004 as an investment analyst on the firm’s alternative investments team. In 2008, Brian assumed his current role with Jennison’s Custom Solutions Group, where he focuses on portfolio analytics, strategy research and design, and portfolio management. He holds a BS in applied economics and business management from Cornell University.

J.P. Morgan

Scott B. Davis, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 2006, Scott was previously a media and internet analyst in the U.S. Equity Research Group. Prior to joining J.P. Morgan, Scott was an analyst at Jennison Associates, First Union, and Schroder Wertheim. He holds a B.S. from Drexel University and an M.B.A. from Columbia Business School. Scott Davis, lead portfolio manager, only manages assets in the J.P. Morgan Large Cap Core Strategy.

Clare A. Hart, managing director, is a portfolio manager in the U.S. Equity Group. An employee since 1999, Clare is the lead manager of the J.P. Morgan Equity Income and U.S. Value Strategies. Prior to joining the team, Clare was with Salomon Smith Barney’s equity research division as a research associate covering Real Estate Investment Trusts. She began her career at Arthur Andersen, working as a public accountant. Clare holds a B.A. in political science from the University of Chicago, an M.S.A. from DePaul University and a C.P.A. granted by the State of Illinois.

Andrew Brandon, managing director, is a co-portfolio manager on the J.P. Morgan Equity Income and U.S. Value Strategies within the U.S. Equity Group. Andrew joined the team in 2012 as a generalist analyst whose research coverage spans various industries. Prior to this Andrew, was a member of our larger US equity research team. Andrew was previously in the JPMorgan Private Bank supporting portfolio managers of both the U.S. large cap core equity product, and the U.S. large cap value product. He has been an employee of the firm since 2000. Andrew obtained a B.A. in economics from the University of Virginia, and an M.B.A. from the University of Florida and is a CFA charterholder.

David Silberman, managing director, is a co-portfolio manager on the J.P. Morgan Equity Income and U.S. Value Strategies within the U.S. Equity Group. An employee since 1989, David assumed his current role in 2019. Prior to his current role, David was the Head of the Equity Investment Director and Corporate Governance teams globally and the lead U.S. Equity Investment Director since 2008. Previously, he was a portfolio manager in the U.S. Equity Group where he managed equity portfolios for private clients, endowments and foundations. He has also worked in the Emerging Markets Derivatives Group and attended the J.P. Morgan training program. David holds a B.A. in economics and political science from the State University of New York at Binghamton and an M.B.A. from the Stern School of Business at New York University.

MFS

Jed Stocks, an Investment Officer of MFS, is the lead portfolio manager of the Portfolios. He has been employed in the investment area of MFS since 2001.

Jim Fallon, an Investment Officer of MFS, is a portfolio manager of the Portfolios.  He has been employed in the investment area of MFS since 1999.

Matt Krummell, an Investment Officer of MFS, is a portfolio manager of the Portfolios. He has been employed in the investment area of MFS since 2001.

Jonathan Sage, an Investment Officer of MFS, is a portfolio manager of the Portfolios.  He has been employed in the investment area of MFS since 2000.

PGIM

Gregory Peters is a Managing Director and Head of PGIM Fixed Income’s Multi-Sector and Strategy. Mr. Peters is a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, in addition to having oversight of the firm’s investment strategy function. Prior to joining the Firm in 2014, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley, responsible for the Firm’s macro research and asset allocation strategy. In addition, he was Morgan Stanley’s Global Director of Fixed Income & Economic Research. Earlier, he worked at Salomon Smith Barney and the Department of U.S. Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2018 and 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Michael J. Collins, CFA, is a Managing Director and Senior Portfolio Manager for Core, Core Plus, Absolute Return, and other Multi-Sector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at the Firm in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from Binghamton University and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). He is currently the Chairman of the Board of CEA, a non-profit that provides education and employment for people with disabilities. Mr. Collins was named a 2018 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multisector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and assetbacked securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2018 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to co-managing the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.

Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income’s Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group of PGIM Fixed Income where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.

Craig Dewling is the Deputy Chief Investment Officer and Head of Multi-Sector, Liquidity and Strategy at PGIM Fixed Income. As Deputy CIO, Mr. Dewling has broad oversight related to trading processes and policies for the firm. In addition, he has portfolio management oversight for multi-sector, core conservative, Japan core bond, global rates, mortgages, insurance strategies, money market strategies and liability-driven investing. Mr. Dewling is also responsible for management of the firm’s macroeconomic research and oversees the firm’s chief investment strategist. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for the Firm’s proprietary accounts, specializing in U.S. Treasuries and agencies. Mr. Dewling joined the Firm in 1987 in the Securities Systems Group. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

Erik Schiller, CFA, is a Managing Director and Head of Liquidity. Mr. Schiller is responsible for developed market rates for PGIM Fixed Income’s Multi-Sector and Liquidity Team, specializing in government securities, futures, interest rate swaps/derivatives, and agency debentures. Mr. Schiller holds a senior portfolio management role where he develops portfolio strategy, performs quantitative analysis, and designs and implements risk positions within the liquidity relative value strategy portfolios, multi-sector fixed income portfolios, liability-driven portfolios, and government securities focused mutual funds. In addition, he has oversight of agency mortgages for the firm. Formerly, Mr. Schiller was a Vice President for PGIM Fixed Income’s U.S. Liquidity Sector Team, and previously a hedge fund analyst within the Portfolio Analysis Group. Mr. Schiller joined the Firm in 2000 as an operations associate in the mortgage-backed securities group. He received a BA with high honors in Economics from Hobart College and holds the Chartered Financial Analyst (CFA) designation.

Gary Wu, CFA, is a Principal and a U.S. government portfolio manager for PGIM Fixed Income’s Multi-Sector and Liquidity Team. He has been responsible for managing U.S. Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income’s quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.

QMA

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the lobal Multi-Asset Solutions team. As the Director of Dynamic Asset Allocation, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy Advisors. He earned a BS in economics and international business from the City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Rory Cummings, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.

Marco Aiolfi, PhD, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. As the Director of Systematic Multi-Asset Strategies, he is responsible for the research, development and portfolio management of systematic total and absolute return investment solutions. He is also an investment lead for our global solutions efforts. Prior to joining QMA, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, “Oxford Handbook of Economic Forecasting” and “Essays in Nonlinear Time Series Econometrics.” He earned a BA in economics and a PhD in economics from Bocconi University in Italy.

Devang Gambhirwala is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Devang worked as a Quantitative Research Analyst and Assistant Portfolio Manager for PGIM, Inc. He earned a BS in computer and information sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Wen Jin, PhD, CFA, is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to joining QMA, Wen was a Portfolio Manager and the Head of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Previously, Wen was a Senior Quantitative Strategist in the options trading group at Citadel Investment Group, where he was responsible for the development of equity option arbitrage and volatility arbitrage strategies. Wen’s articles have appeared in the Journal of Accounting Research and Wall Street Horizon, among other leading publications. He earned a BS in physics from University of Sciences and Technology of China, and an MA and PhD in physics from Columbia University.

Lorne Johnson, PhD, is a Managing Director and Portfolio Manager working within the Global Multi- Asset Solutions team. As the Director of Institutional Solutions, he serves as a subject matter expert, and performs research and analysis for Global Multi-Asset Solutions portfolios. Prior to joining QMA, Lorne was a Senior Portfolio Manager at State Street Global Advisors’ Investment Solutions Group with a focus on managing tactical asset allocation portfolios. Previously, Lorne was a Portfolio Manager at CalPERS and Numeric Investors, a Senior Portfolio Manager at ABP Investments, and an Economist at Caxton Associates. He earned a BA in both public administration and history at California State University, an MA in applied economics at San Jose State University and an MA and PhD in economics at the University of Washington.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Edward F. Keon, Jr. is a Managing Director and Chief Investment Strategist for QMA’s Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. He also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as Chief Investment Strategist and Director of Quantitative Research at Prudential Equity Group, LLC, where he was repeatedly voted onto Institutional Investor’s All-American Research Team, and as a Senior Vice President at I/B/E/S International Inc. Ed is a board member of the Chicago Quantitative Alliance, where he heads the committee to develop sound practices in quantitative investment management. He earned a BS in industrial management from the University of Massachusetts Lowell and an MBA in finance and marketing from the Massachusetts Institute of Technology Sloan School of Management.

Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows and conducting performance attribution and risk analysis. He also traded equities, currencies and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.

Edward Louie is a Vice President and Portfolio Manager for QMA working within the Equity Indexing team. In this capacity, he is responsible for portfolio management, trading, analysis and research. Prior to his current role, he served as an Analyst for QMA’s Equity Indexing and Value strategies. Ed earned a BA in economics from Stony Brook University and an MBA in accounting from Baruch College.

Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

Marcus M. Perl is a Principal and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, research, strategic asset allocation and portfolio construction. Prior to joining QMA, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.

Vladik Shutoy is a Principal and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, he is responsible for portfolio management, analysis and research, and he oversees a team of investment professionals. Prior to joining QMA, Vlad worked at Bloomberg, LP, where he led a team responsible for building predictive equity models for top-tier institutional investors. Previously, Vlad worked as a Quantitative Analyst for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, where he developed proprietary equity models for short-term trading strategies, and at ING Investment Management. He earned a BS in computer engineering and an MS in computer science and financial

Yesim Tokat-Acikel, PhD, is a Managing Director, Director of Multi-Asset Research and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, she is responsible for the research, development, and portfolio management of systematic total and absolute return investment solutions. She is also an investment lead for our global solutions efforts. Prior to QMA, Yesim worked as a Senior Quantitative Analyst developing GTAA strategies at AllianceBernstein, and as a Senior Investment Analyst for the Vanguard Group, where she built tactical and strategic asset allocation models for retirement and private client markets. Yesim’s articles have appeared in the Journal of Investment Management, Journal of Investing, Mathematical Methods of Operations Research, the Journal of Economic Dynamics and Control, the Strategic Management Journal, the Journal of Financial Planning and the Journal of Wealth Management, among other leading publications. She earned a BS in industrial engineering from Bilkent University in Turkey, an MS in industrial engineering from the University of Arizona, Tucson, and a PhD in economics from the University of California, Santa Barbara.

Wellington

Edward L. Meyi, FRM, Managing Director and Fixed Income Portfolio Manager, is a portfolio manager and member of Wellington Management’s Global Bond Team. He manages global fixed income portfolios for clients worldwide, including central bank, sovereign wealth fund, pension fund, and mutual fund clients of the firm. Prior to joining the firm in 2002, Ed worked at Putnam, BlackRock, Scudder Kemper, and Investors Bank & Trust. Ed earned his BA in history from Middlebury College (1996) and is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM).

Mark H. Sullivan, CFA, CMT, Senior Managing Director, Fixed Income Portfolio Manager, and Head of Alternatives, is the team leader and a portfolio manager for the Global Macro and Fixed Income Team. As portfolio manager, he focuses on manager selection, allocation, and risk management across the team’s multi-strategy investment process. As the manager of portfolio managers, he oversees the aggregate risk and investment results within portfolios. In addition, he focuses on business and talent management as the leader of the investment team. As head of Alternatives, he is responsible for driving the long-term investment performance of Wellington Management’s liquid alternative strategies.

Mark joined Wellington Management in 1999 as a project analyst in Global Relationship Management before becoming a quantitative analyst in the Fixed Income Group. He has been a member of the Global Bond Team since 2002. Mark received his BA from Colgate University (1999). In addition, he holds the Chartered Financial Analyst and Chartered Market Technician designations.

John Soukas, Senior Managing Director and Fixed Income Portfolio Manager is a portfolio manager and a senior member of the Global Bond Team. He specializes in systematic interest-rate strategies, with a specific focus on developed market (DM) government bond markets. He has been a member of the team since 2006 and is based in our Boston office. He also serves as a risk advisor to the team leader, Mark Sullivan.In addition to contributing to our broader investment platform, John is a specialist portfolio manager in our flagship global macro hedge fund.  Prior to joining Wellington in 2006, John was a managing partner at Fairlane Asset Management in Toronto, where he was responsible for global fixed income (2003 — 2006). Earlier in his career, he was a government bond portfolio manager focusing on relative value strategies at West End Capital Management (2002 — 2003), head of Canadian Government Bond Trading at Deutsche Bank Securities (1997 — 2002), and senior economist at RBC Capital Markets (1994 — 1997). John earned his MA in economics with a focus on econometrics and international finance from the University of Toronto (1993) and his BA from the University of Western Ontario (1991).

Information About PGIM Investments and ASTIS

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $361.6 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2020, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $177.1 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS or Wellington.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief Operating Officer, Officer-in-Charge, President

President of PGIM Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS or Wellington.

Name	Position with ASTIS	Principal Occupations

Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Assistant Secretary and Vice President	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Substantially Similar Funds or Portfolios Managed by PGIM Investments or ASTIS

ASTIS and PGIM Investments do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolios.

Substantially Similar Funds or Portfolios Advised by the Subadvisers

QMA, Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington do not manage another fund or portfolio that has investment objectives, policies, and strategies that are substantially similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolios.

Implementation

As explained in more detail above, the Manager and the Board are proposing the amended Management Agreement, including an increase in the fee rate, in order to enable the Manager to retain Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington as new subadvisers for the Portfolios and, alongside QMA, the Portfolio’s current subadviser, to implement the new principal investment strategy for each of the Portfolios.

If the amended Management Agreement is approved by the shareholders, the revised fee schedule will become effective and Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington will be added as new subadvisers to the Portfolios. The appointment of Jennison, PGIM, ClearBridge, J.P. Morgan, MFS and Wellington are expected to occur on or about July 1, 2021. QMA will continue to serve as subadviser to the Repositioned Portfolios.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF A SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

Shareholders of each Portfolio are being asked to approve a shareholder services and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the proposed Plan, the Portfolios would be charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.25% of the average daily net assets of the corresponding Portfolio. These fees would be used to compensate Prudential Annuities Distributors, Inc. (“PAD”) for shareholder servicing and distribution services for the Portfolios.

The Portfolios do not currently pay a 12b-1 fee directly. Each Portfolio is currently structured as a fund-of-funds, which means that they invest all or substantially all of their assets in underlying portfolios. Instead, the Portfolios indirectly pay a 12b-1 fee through the acquired fund fees and expenses of the investments in the underlying portfolios.

If shareholders approve the proposals, each Portfolio will no longer be structured as a fund-of-funds, and therefore would no longer bear the indirect cost of the 12b-1 fees paid by the underlying portfolios. To replace the indirect 12b-1 fees that the Portfolios will cease paying, shareholders are being asked to adopt the Plan and directly pay the equivalent 12b-1 fee, which was formerly paid indirectly.

Board Approval and Recommendation

At meeting of the Board held on January 26-27, 2021, the Trustees, including the Independent Trustees, unanimously approved the Plan for each Portfolio and recommended that each Portfolio’s shareholders approve the Plan.

Background

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.”

In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund if the plan is adopted after the relevant share class is offered to the public. A Rule 12b-1 plan may not be amended to increase materially the amount to be spent for distribution without approval of both the board of trustees of the mutual fund and a majority of outstanding voting securities of the mutual fund. Rule 12b-1 additionally requires that the board of trustees of a mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures.

The shares offered by the other portfolios of the Trust are currently subject to a Rule 12b-1 fee that is identical to the one proposed under the Plan. The 12b-1 fee imposed under the Plan, if approved, would be identified and disclosed in each Portfolio’s expense table in its prospectus, in the row entitled “Distribution and/or Service Fees.”

Summary of the Plan

The proposed Plan is attached to this Proxy Statement as Exhibit B. The following description of the Plan is only a summary. You should refer to Exhibit B for the complete Plan.

Under the Plan, each Portfolio would be charged a 12b-1 fee at the annual rate of 0.25% of the average daily net assets attributable to the Portfolio. The fees would compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to each Portfolio, and related functions and services. In addition, pursuant to the Plan, the fee would compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of each Portfolio. These activities would include, but are not limited to, the following:

•                  printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the Contracts);

•                  reconciling and balancing separate account investments in the Portfolios;

•                  reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•                  confirming transactions;

•                  providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•                  providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•                  paying compensation to and expenses, including overhead, of employees of PAD and other broker-dealers and financial intermediaries that engage in the distribution of the shares including, but not limited to, commissions, service fees and marketing fees;

•                  printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•                  paying expenses relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•                  paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•                  paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•                  paying expenses of training sales personnel regarding the Portfolios; and

•                  providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

The Plan is of a type known as a “compensation” plan because payments would be made for services rendered to the Portfolios regardless of the level of actual expenditures by PAD. However, as part of their oversight of the operations of the Trust and the Plan, the Trustees would consider and examine all payments made to PAD and all expenditures by PAD for purposes of reviewing operations under the Plan. As required under Rule 12b-1, the Plan provides that PAD and any other person(s) authorized to direct the disposition of monies paid or payable by the Portfolio pursuant to the Plan or any related agreement will provide to the Board, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Plan and any related agreement will continue in effect, with respect to each Portfolio, for a period of more than one year only so long as such continuance is specifically approved at least annually by a majority vote of (a) the Trust’s Board of Trustees and (b) the Trust’s Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan or such agreement, as applicable. In addition, the Plan and any related agreement may be terminated at any time with respect to any Portfolio by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of the Portfolio. The Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Portfolio until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of the Portfolio.

Overall Impact of Approval of the Plan

As noted above, the Portfolios do not currently pay a 12b-1 fee directly. Instead, they indirectly pay the 12b-1 fee through the acquired fund fees and expenses of the investments in the underlying AST portfolios. The Portfolios receive the same distribution and other services as the other AST portfolios, but they do not have their own fee to avoid fee duplication. If shareholders approve the proposals, the Portfolios will no longer bear the 12b-1 fee indirectly since the Portfolios will no longer invest in the other AST portfolios. If shareholders approve proposal 2 (application of the Plan), the same 12b-1 fee will be paid by the Portfolios on a direct basis, instead of indirectly.

Board Considerations

The Board of Trustees, including the Independent Trustees, considered the Manager’s proposal that the Board adopt the Plan for each Portfolio at a meeting of the Board held on January 26-27, 2020. The Independent Trustees and their independent counsel also discussed the proposal with the Manager before the meeting.

The Board noted that the Portfolios are not subject to the Plan and do not pay a direct 12b-1 fee because the Portfolios are structured as funds-of-funds. Instead, the Portfolios indirectly pay a 12b-1 fee through the acquired fund fees and expenses of their investments in underlying portfolios. Because of the change to each Portfolio’s principal investment strategy to move from a fund-of-funds structure that invests primarily in underlying funds to a structure using primarily direct investments through multiple sleeves, the Manager proposed that the Portfolios adopt the Plan and pay 12b-1 fees directly under the Plan. The Board noted that the other portfolios of the Trust that are not structured as funds-of-funds are currently subject to the Plan and pay the 12b-1 fee directly.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. Information furnished and discussed throughout the year included information regarding the Trust’s servicing and distribution arrangements, as well as periodic reports on shareholder services and distribution expenses incurred by the Manager and its affiliates.

The Independent Trustees met in advance of the meeting at which the Plan was considered and approved, and in executive session during the meeting, to review the information provided. Representatives of the Manager attended portions of the executive session to review and discuss matters relating to the Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive session attended by the Manager’s representatives, the Independent Trustees and the Manager’s representatives engaged in extensive discussions regarding the Plan. The Independent Trustees were assisted by independent counsel during these meetings and during their deliberations regarding the Plan, and also received materials discussing the legal standards applicable to their consideration of the Plan.

In connection with its deliberations, the Board gave particular attention to the fact that the approval of the Plan with respect to the Portfolios would effectively substitute a direct 12b-1 fee for the indirect 12b-1 fees paid by the Portfolios through their investments in other portfolios of the Trust and that overall expenses of the Portfolios would decrease. .

In addition, the Board considered that (1) the Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Plan and the purposes for which such expenditures were made; (2) the adoption of the Plan would make expenditures intended to promote shareholder servicing and distribution of the Portfolios’ shares more transparent to shareholders and to the Board; and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Portfolios in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Plan would benefit each Portfolio and its shareholders. Based on its review, the Board, including such Independent Trustees, approved the Plan and directed that the Plan be submitted to the shareholders of each Portfolio for approval.

Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of each Portfolio. The tables show the fees and expenses of each Portfolio’s shares and the estimated pro forma fees and expenses of each Portfolio’s shares assuming that shareholders approve proposals. Fees and expenses for the Portfolios are based on those incurred by the Portfolios’ shares for the fiscal year ended December 31, 2020. The pro forma fees and expenses of the shares of the Portfolios assume that the Plan had been in effect for the fiscal year ended December 31, 2020.

Please note that the tables do not reflect any fees and expenses associated with a variable annuity contract or a variable life insurance policy, which would increase overall fees and expenses. See your variable annuity or variable life insurance prospectus for a description of those fees and expenses.

AST Balanced Asset Allocation Portfolio

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

AST Balanced Asset Allocation Portfolio

	Current Portfolio Operating Expenses (as of 12/31/20)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.15%	0.61%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.01%	0.02%
Acquired Fund Fees and Expenses	0.76%	0.13%
Total Annual Portfolio Operating Expenses	0.92%	1.01%
Fee Waiver and/or Expense Reimbursement	0.00%*	(0.14	)%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	0.87%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Capital Growth Asset Allocation Portfolio

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

AST Capital Growth Asset Allocation Portfolio

	Current Portfolio Operating Expenses (as of 12/31/20)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.15%	0.61%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.01%	0.02%
Acquired Fund Fees and Expenses	0.75%	0.12%
Total Annual Portfolio Operating Expenses	0.91%	1.00%
Fee Waiver and/or Expense Reimbursement	0.00%*	(0.14	)%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%	0.86%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Preservation Asset Allocation Portfolio

ANNUAL PORTFOLIO OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

AST Preservation Asset Allocation Portfolio

	Current Portfolio Operating Expenses (as of 12/31/20)	Pro Forma Operating Expenses (Assuming Proposals Implemented)
Management Fee	0.15%	0.61%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses	0.01%	0.02%
Acquired Fund Fees and Expenses	0.76%	0.13%
Total Annual Portfolio Operating Expenses	0.92%	1.01%
Fee Waiver and/or Expense Reimbursement	0.00%*	(0.14	)%**
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.92%	0.87%

* The Manager has voluntarily agreed to waive a portion of the Portfolio’s investment management fee based on the aggregate assets of each Portfolio of the Trust managed as a fund of funds. Because the voluntary waiver is not contractual and may be withdrawn at any time, it is not shown in the Portfolio’s fee table under applicable SEC rules for mutual fund prospectuses.

**If the proposals are implemented, the Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2022. The Manager has also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.89% of the Portfolio’s average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Example of Portfolio Expenses

The following examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

AST Balanced Asset Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Current	$94	$293	$509	$1,131
Pro Forma	$89	$308	$544	$1,224

AST Capital Growth Asset Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Current	$93	$290	$504	$1,120
Pro Forma	$88	$304	$539	$1,212

AST Preservation Asset Allocation Portfolio	1 Year	3 Years	5 Years	10 Years
Current	$94	$293	$509	$1,131
Pro Forma	$89	$308	$544	$1,224

Implementation of the Plan

If approved by shareholders, it is anticipated that the Plan will become effective on or about July 24, 2021. At that time, the Portfolios will pay the 0.25% 12b-1 fee pursuant to the Plan. Because each Portfolio will no longer be operated as primarily a fund-of-funds as of July 24, 2021, the Portfolios will cease paying the 12b-1 fee indirectly through its investments in the other Portfolios of the Trust.

VOTING INFORMATION

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Portfolios as of the Record Date may instruct their Insurance Company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is February 12, 2021.

Each whole Share of a Portfolio is entitled to one vote as to each proposal with respect to which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit C shows the number of outstanding shares of each Portfolio as of the Record Date that are entitled to vote at each meeting. Together, the Insurance Companies owned of record more than [ ] of those shares.

Required Shareholder Vote

If an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions, it will be treated as an instruction to vote the Shares in favor of each proposal. Shares in each sub-account of a Separate Account that is invested in a Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the proposals, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether a proposal is approved.

With respect to both proposal 1 and proposal 2, “voting securities” refers to the Shares of each Portfolio. The proposals for each Portfolio and the implementation of the new principal investment strategy are contingent on each Portfolio’s shareholders approving both proposal 1 and proposal 2. If shareholders of a Portfolio approve proposal 1 but do not approve proposal 2, then proposal 1 will be automatically withdrawn and cancelled, the Management Agreement will not be amended and the new principal investment strategy will not be implemented for the Portfolio.

The presence, via remote communication or by proxy, of at least one-third of the shares of the a Portfolio entitled to vote at a Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of each proposal. If a Contract owner abstains from voting as to any matter, the shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against each proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees and officers owned, individually and as a group, less than 1% of the shares of the Trust and each Portfolio. Broker-dealers affiliated with the Manager received no commissions from the Trust with respect to each Portfolio during the twelve-month period ended December 31, 2020.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of the Manager, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a voting instruction card, you may attend the Meeting via remote communication.

The Trust has retained Broadridge Financial Solutions, Inc. (Broadridge) for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge may also provide services for the solicitation of voting instructions from Contract owners through any of the means described above. The solicitation services to be provided by Broadridge may include, but are not limited to mailing services, outbound calling, vote recording and vote tabulation. Estimated cost for Broadridge’s services is $410,200 which will be covered by the Manager or its affiliates.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com.

The number of Shares held in the sub-account of a Separate Account corresponding to a Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Portfolio. Each whole share is entitled to one vote on each proposal and each fractional share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meetings, a Contract owner may revoke his or her voting instructions with respect to a proposal by providing the Insurance Company (as noted on each Contract owner’s voting instruction card) with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone at 1-800-690-6903 or over the Internet at www.proxyvote.com, or participating and providing voting instructions via remote communication at a Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meetings, including the cost of solicitation of voting instructions with respect to the proposals will be borne by the Manager and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of the Manager or its affiliates, over the Internet, or other permissible means. Contract owners can provide voting instructions by mail with the enclosed voting instruction card, or by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com. Voting instruction cards must be received by the day before the Meetings. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meetings.

Transition Expenses

In order for the Subadvisers to implement the new investment strategies on behalf of each Repositioned Portfolio, it is expected that all shares of the underlying AST portfolios held by the Portfolios will be liquidated and that equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the Subadvisers will be purchased on behalf of the Portfolios. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolios in connection with the liquidation of the underlying AST portfolios and the purchase of equity securities, fixed-income securities, money market instruments, and other financial instruments selected by the Subadvisers. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately as follows and will be borne by each Portfolio and its shareholders:

Portfolio	Direct Brokerage Commissions and Other Transaction- Related Expenses (based on net assets as of December 31, 2020)
Balanced Portfolio	$2.0 million (or 0.018%)
Capital Growth Portfolio	$2.4 million (or 0.017%)
Preservation Portfolio	$1.3 million (or 0.020%)

Adjournment

If sufficient votes in favor of the proposals are not received by the time scheduled for a Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by the Manager and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meetings other than the proposals described in this Proxy Statement. If other business properly comes before the Meetings, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be submitted in accordance with the Trusts’ governing documents and must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not submitted in accordance with the Trusts’ governing documents or not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely and will not be considered.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of a proposal.

* * * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR VOTING INSTRUCTION CARDS PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

		PAGE
Exhibit A	Investment Management Agreement for the Portfolios	46
Exhibit B	Shareholder Services and Distribution Plan of the Portfolios	52
Exhibit C	Outstanding Shares of the Portfolios	56

ATTACHMENT TO PROXY STATEMENT

Form of Voting Instruction Card

[    ]

EXHIBIT A

ADVANCED SERIES TRUST
INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI’s provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1. The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a “manager-of-managers” style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund’s Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser’s services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the “manager-of-managers” process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2. Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund’s business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Fund’s SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide supervision of the Portfolio’s investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b) With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund’s investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund’s Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers’ supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall maintain all books and records with respect to the Fund’s and such Portfolio’s portfolio transactions and shall render to the Fund’s Board of Trustees such periodic and special reports as the Board may reasonably request.

(e) With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager’s supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio’s (including those being maintained by the Fund’s custodian).

(f) With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers’ supervision) shall provide the Fund’s custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g) The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h) The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

3. The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a) Articles of Incorporation or Declaration of Trust of the Fund;

(b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c) Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e) Each prospectus and statement of additional information of the Fund.

4. The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5. The Co-Managers shall keep the Fund’s books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund’s request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6. During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i) the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii) all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund’s business, other than those specifically assumed by the Fund herein, and

(iii) the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a) the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b) the fees and expenses of Fund Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act,

(c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers’ responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund’s securities,

(d) the fees and expenses of the Fund’s Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e) the charges and expenses of legal counsel and independent accountants for the Fund,

(f) brokers’ commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h) the fees of any trade associations of which the Fund may be a member,

(i) the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j) the cost of fidelity, directors’ and officers’ and errors and omissions insurance,

(k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund’s prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and

(n) any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7. For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8. The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager’s part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9. This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10. Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11. Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12. During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Co-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102-4077

Attention: President

and

AST Investment Services, Inc.

One Corporate Drive

Shelton, CT 06484

Attention: President

If to the Fund:

Advanced Series Trust

One Corporate Drive

Shelton, CT 06484

Attention: President

Copy to:

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102-4077

Attention: President

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. The Fund may use the name “Portfolio” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers’ business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name “Portfolio.” or any name including the word “Prudential,” “Skandia,” “AST,” or “American Skandia” if the Co-Managers’ functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund’s right to use the words “Skandia,” “AST,” or “American Skandia” shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17. Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AST INVESTMENT SERVICES, INC.

By:

SCHEDULE A

Portfolio	Fee Rate
AST Balanced Asset Allocation Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

AST Capital Growth Asset Allocation Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

AST Preservation Asset Allocation Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% on next $2.5 billion of average daily net assets;
0.6225% on next $2.5 billion of average daily net assets;
0.6025% on next $5 billion of average daily net assets;
0.5825% on next $5 billion of average daily net assets;
0.5625% on next $5 billion of average daily net assets:
0.5425% on next $5 billion of average daily net assets;
0.5225% on next $5 billion of average daily net assets;
0.5025% over $40 billion of average daily net assets

* The Manager will aggregate assets with the AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, and AST Preservation Asset Allocation Portfolio for the purpose of calculating the management fee for each Portfolio.

EXHIBIT B

ADVANCED SERIES TRUST

SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

WHEREAS, the Board of Trustees of the Advanced Series Trust (the “Trust”), including a majority of the Independent Trustees (as defined herein), have concluded in the exercise of their reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the “Act”), that there is a reasonable likelihood that this Plan (the “Plan”) will benefit each of the Trust’s portfolios listed on Schedule A (each a “Portfolio”) and the shareholders of each Portfolio;

NOW, THEREFORE, this Plan is hereby adopted as follows:

Section 1 . The Trust is authorized to pay a fee (the “Services and Distribution Fee”) for the services rendered and expenses borne as set forth in Section 2, including services and expenses in connection with the distribution of shares of the Trust, at an annual rate with respect to each Portfolio not to exceed 0.10% of the average daily net assets of the Portfolio. The Trust shall pay the Services and Distribution Fee to the distributor of the Trust’s shares (“Distributor”). Subject to such limit and subject to the provisions hereof, the Services and Distribution Fee must be approved at least annually by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not “interested persons” of the Trust, as defined in the Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the “Independent Trustees”). If at any time this Plan shall not be in effect with respect to the shares of all Portfolios of the Trust, the Services and Distribution Fee shall be computed on the basis of the net assets of the shares of those Portfolios for which the Plan is in effect. The Services and Distribution Fee shall be accrued daily and paid bi-weekly or at such other intervals as the Board of Trustees shall determine. The Services and Distribution Fee shall not apply to Portfolios that invest all of their assets in other Portfolios. For Portfolios that invest a portion of their assets in other Portfolios, the Services and Distribution Fee shall apply only on assets not invested in other Portfolios.

Section 2 . The Distributor shall provide (or arrange for the provision of) the following services and bear the following expenses (collectively, the “Services”):

•                  printing and mailing of prospectuses, statements of additional information, supplements, proxy statement materials, and annual and semi-annual reports for current owners of variable life or variable annuity contracts indirectly investing in the shares (the “Contracts”);

•                  reconciling and balancing separate account investments in the Portfolios;

•                  reconciling and providing notice to the Trust of net cash flow and cash requirements for net redemption orders;

•                  confirming transactions;

•                  providing Contract owner services related to investments in the Portfolios, including assisting the Trust with proxy solicitations, including providing solicitation and tabulation services, and investigating and responding to inquiries from Contract owners that relate to the Portfolios;

•                  providing periodic reports to the Trust and regarding the Portfolios to third-party reporting services;

•                  paying compensation to and expenses, including overhead, of employees of the Distributor and other broker-dealers that engage in the distribution of the shares;

•                  printing and mailing of prospectuses, statements of additional information, supplements and annual and semi-annual reports for prospective Contract owners;

•                  paying expenses relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Portfolios;

•                  paying expenses of holding seminars and sales meetings designed to promote the distribution of the shares;

•                  paying expenses of obtaining information and providing explanations to Contract owners regarding investment objectives, policies, performance and other information about the Trust and its Portfolios;

•                  paying expenses of training sales personnel regarding the Portfolios; and

•                  providing other services and bearing other expenses for the benefit of the Portfolios, including activities primarily intended to result in the sale of shares of the Trust.

Section 3 . This Plan shall not take effect until it has been approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on this Plan. If adopted with respect to a Portfolio after the public offering of shares of that Portfolio (or the sale of shares to persons who are not affiliated persons of the Portfolio, affiliated persons of such persons, affiliated persons of the promoter or affiliated persons of such persons), the Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Portfolio. Any agreement related to the Plan must be approved by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of both (a) the Trustees, and (b) the Independent Trustees cast in person at a meeting called for the purpose of voting on the agreement.

Section 4 . To the extent any payments made by a Portfolio pursuant to the Plan are deemed payments for the financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the Act, such payments shall be deemed to be approved under the Plan. Notwithstanding anything herein to the contrary, no Portfolio shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any successor rule thereto adopted by the Financial Industry Regulatory Authority.

Section 5 . This Plan shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Section 3 hereof.

Section 6 . Any person authorized to direct the disposition of monies paid or payable by the shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7 . This Plan may be terminated at any time with respect to the shares of any Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the shares of that Portfolio.

All agreements with any person relating to implementation of this Plan with respect to the shares of any Portfolio shall be in writing, and any agreement related to this Plan with respect to the shares of any Portfolio shall provide:

(a)         That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of such Portfolio, on not more than 60 days’ written notice to any other party to the agreement; and

(b)         That such agreement shall terminate automatically in the event of its assignment.

Section 8 . This Plan may not be amended to materially increase the amount of Services and Distribution Fee permitted pursuant to Section 1 hereof with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the shares of that Portfolio.

Section 9 . The Trust shall preserve copies of this Plan, and any related agreement or written report regarding this Plan presented to the Board of Trustees for a period of not less than six years from the date of the Plan, agreement or written report, as the case may be, the first two years in an easily accessible place.

Section 10 . The provisions of the Plan are severable for each Portfolio of the Trust, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each Portfolio of the Trust.

Section 11 . While the Plan is in effect, the Board of Trustees shall satisfy the fund governance standards as defined in Rule 0-1(a)(7) under the Act.

Section 12 . As used in this Plan, the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the respective meanings specified in the Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Schedule A

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST AllianzGI World Trends Portfolio

AST American Funds Growth Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock 60/40 Target Allocation ETF Portfolio

AST BlackRock 80/20 Target Allocation ETF Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Low Duration Bond Portfolio

AST BlackRock/Loomis Sayles Bond Portfolio

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Bond Portfolio 2032

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Global Realty Portfolio

AST Cohen & Steers Realty Portfolio

AST Dimensional Global Core Allocation Portfolio

AST Global Bond Portfolio

AST Emerging Markets Equity Portfolio

AST Fidelity Institutional AM® Quantitative Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Government Money Market Portfolio

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Tactical Preservation Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Large-Cap Core Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Growth Allocation Portfolio

AST MFS Large-Cap Value Portfolio

AST Mid-Cap Growth Portfolio

AST Mid-Cap Value Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA International Core Equity Portfolio

AST QMA US Equity Alpha Portfolio

AST Small-Cap Growth Portfolio

AST Small-Cap Growth Opportunities Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

EXHIBIT C

OUTSTANDING SHARES

The following table sets forth the outstanding shares of the AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio (each a “Portfolio”) as of February 12, 2021. Each whole Share of a Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote.

Portfolio		Shares Outstanding
AST Balanced Asset Allocation Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

Portfolio	Registration & Address	Total Balance	% of Portfolio
AST Balanced Asset Allocation Portfolio	[TO BE ADDED BY SUBSEQUENT FILING]
AST Capital Growth Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below in hand.

2) Go to the website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy voting instruction below.

3) Sign and date the voting instruction card.

4) Return the voting instruction card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M37963-TBD	KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

ADVANCED SERIES TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.
		For	Against
Abstain
1. To approve an amended investment management agreement.		--	--	--

2. To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.		--	--	--

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

[Prudential Annuities Life Assurance Corporation

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Prudential Retirement Insurance Annuity Company

Prudential Insurance Company of America

Allstate Life Insurance Company

Allstate Life Insurance Company of New York]

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 11, 2021

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the [PORTFOLIO] of Advanced Series Trust (the “Trust”), hereby instructs each of the insurance companies listed above, as the owners of the shares of the Trust attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated April 1, 2021 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to his Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.